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                                                                   Exhibit 10.27

                                                               EXECUTION VERSION

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                        PARTICIPATION AGREEMENT [N296SK]

                          Dated as of December 20, 2001

                                      among

                           CHAUTAUQUA AIRLINES, INC.,
                                    as Lessee

                       SILVERMINE RIVER FINANCE TWO, INC.,
                              as Owner Participant,

                                       and

                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,
               not in its individual capacity (except as otherwise
                     expressly set forth herein) but solely
                                as Owner Trustee

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                  COVERING ONE EMBRAER MODEL EMB-145LR AIRCRAFT
                  AIRCRAFT BEARING U.S. REGISTRATION NO. N296SK
                     AND MANUFACTURER'S SERIAL NUMBER 145514

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     PARTICIPATION AGREEMENT [N296SK] dated as of December 20, 2001 (this
"Agreement") among CHAUTAUQUA AIRLINES, INC., a New York corporation (herein, together with its successors and permitted assigns, the "Lessee"), WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, except as otherwise expressly stated herein, but solely as owner trustee under the Trust Agreement referred to below (in such capacity as trustee, together with its successors and permitted assigns, the "Owner Trustee"), and SILVERMINE RIVER FINANCE TWO, INC., a Delaware corporation (together with its successors and permitted assigns, the "Owner Participant").

                              W I T N E S S E T H:

          WHEREAS, capitalized terms used herein shall have the respective meanings set forth or referred to in Article 1 hereof; and

          WHEREAS, pursuant to the Embraer Purchase Agreement, the Manufacturer agreed to manufacture and sell to Solitair and Solitair agreed to purchase from the Manufacturer the Aircraft; and

          WHEREAS, concurrently with the execution and delivery of this Agreement, the Owner Participant and Wells Fargo Bank Northwest, National Association, are entering into the Trust Agreement whereby, among other things, Wells Fargo Bank Northwest, National Association, is appointed as Owner Trustee and has undertaken to acquire and hold the Trust Estate in trust for the benefit of the Owner Participant; and

          WHEREAS, pursuant to the Embraer Assignment Documents, Solitair has agreed to assign its right to purchase the Aircraft from the Manufacturer, together with the Assigned Warranties, to the Seller, and pursuant to the Seller Assignment Documents, the Seller has agreed to sell the Aircraft, together with the Assigned Warranties, to the Owner Trustee and subject to the terms and conditions of this Agreement, the Owner Trustee is willing to purchase the Aircraft from the Seller pursuant to the Seller Assignment Documents for immediate lease to the Lessee pursuant to the Lease; and

          WHEREAS, subject to the terms and conditions of this Agreement and the Trust Agreement, the Owner Participant is willing to make the equity investment provided for herein to fund such purchase by the Owner Trustee; and

          WHEREAS, Solitair has agreed to assign the Engine Warranties to the Owner Trustee and the Engine Manufacturer has consented to such assignment, upon the terms and conditions contained in the Engine Warranty Assignment and Consent; and

          WHEREAS, to induce the Owner Participant to make the equity investment provided for herein to fund the purchase of the Aircraft by the Owner Trustee from the Seller, the Manufacturer has agreed to enter into the Residual Value Guarantee Agreement (MSN145514/N296SK), dated as of December 20, 2001 (the "Residual Value Guarantee Agreement") with the Owner Participant and to undertake the obligations provided therein; and

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          WHEREAS, to induce the Owner Trustee to purchase the Aircraft and to enter into the Lease, the Manufacturer has agreed to enter into the Guarantee Agreement (MSN145514/N296SK), dated December 20, 2001 (the "Guarantee Agreement") with the Owner Trustee and the Owner Participant and to undertake the obligations provided therein;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration and receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties do hereby agree as follows:

                                   ARTICLE 1.
                                 INTERPRETATION

          Section 1.01. DEFINITIONS. Capitalized terms used herein and defined in Appendix A shall, except as such definitions may be specifically modified in the body of this Agreement for the purposes of a particular section, paragraph or clause, have the meanings given such terms in Appendix A.

          Section 1.02. REFERENCES. References in this Agreement to sections, paragraphs, clauses, appendices, schedules and exhibits are to sections, paragraphs, clauses, appendices, schedules and exhibits in and to this Agreement unless otherwise specified.

          Section 1.03. HEADINGS. The headings of the various sections, paragraphs and clauses of this Agreement and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

          Section 1.04. APPENDICES, SCHEDULES AND EXHIBITS. The appendices, schedules and exhibits hereto are part of this Agreement.

                                   ARTICLE 2.
                          SALE AND LEASING TRANSACTIONS

          Section 2.01. PARTICIPATION. Subject to all of the terms and conditions of this Agreement, the parties agree to participate in the sale and leasing transactions with respect to the Aircraft provided for in this Article 2.

          (a) ASSIGNMENT, SALE AND PURCHASE. By countersigning this Agreement, Solitair, in consideration of $500,000 to be paid by the Owner Trustee to Solitair, hereby (i) agrees to assign its right to purchase the Aircraft from the Manufacturer, together with the Assigned Warranties, to the Seller pursuant to the Embraer Assignment Documents provided that the Seller agrees immediately to purchase the Aircraft from the Manufacturer pursuant to the Embraer Assignment Documents and to sell the Aircraft together with the Assigned Warranties to the Owner Trustee pursuant to the Seller Assignment Documents,
(ii) consents to the sale of the Aircraft together with the Assigned Warranties by the Seller to the Owner Trustee pursuant to the Seller Assignment Documents, and (iii) agrees to assign the Engine Warranties to the Owner Trustee pursuant to the Engine Warranty Assignment and Consent. The Owner Trustee agrees to accept the assignment from Solitair as contemplated by the Engine Warranty

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Assignment and Consent, accept the assignments from the Seller as contemplated by the Seller Assignment Documents and purchase the Aircraft together with the Assigned Warranties from the Seller pursuant to the Seller Assignment Documents for a purchase price equal to the Lessor's Cost, of which $500,000 shall be paid to Solitair and the balance shall be paid to the Seller, subject to the following sentence. The parties hereto agree (i) that each of the Owner Trustee and the Owner Participant may, for the purpose of treating all or part of the purchase of the Aircraft hereunder as part of a like-kind exchange of property under Section 1031 of the Internal Revenue Code, assign all or part of their respective rights under this Agreement to a "qualified intermediary" (as defined in Treasury Regulations Section 1.1031(k)-1(g)(4) (the "Qualified Intermediary") and deliver notice of such assignment to the Seller, and (ii) that the Qualified Intermediary may pay to the Seller and Solitair all or part of the Purchase Price pursuant to the preceding sentence, PROVIDED that (x) such assignment shall not release the Owner Trustee or the Owner Participant from any of its obligations hereunder, (y) the Seller shall transfer title to the Aircraft directly to the Owner Trustee in accordance with the terms and conditions of the Seller Assignment Documents, and (z) such assignment shall not reduce or otherwise adversely affect any of the rights, or increase any of the obligations, of the Lessee under this Agreement.

          (b) LEASING. The Owner Trustee agrees to lease to the Lessee, and the Lessee agrees to lease from the Owner Trustee, the Aircraft pursuant to the Lease, such leasing to take place concurrently with the purchase of the Aircraft by the Owner Trustee on the Delivery Date.

          (c) OWNER PARTICIPANT'S EQUITY INVESTMENT. The Owner Participant agrees to provide immediately available funds in an amount equal to the Lessor's Cost (the "Commitment") (i) by paying such amount to the Owner Trustee prior to the time of closing on the Delivery Date at the account specified by the Owner Trustee on or prior to the Delivery Date, such amount to be held and applied toward the Owner Trustee's payment of Lessor's Cost for the Aircraft on the Delivery Date (and if not so applied, to be promptly returned to the Owner Participant) or (ii) by paying (or causing to be paid) (x) [*] of the Lessor's Cost at the time of the closing on the Delivery Date directly to Solitair's account specified by Solitair prior to the closing, and (y) the balance of the Lessor's Cost at the time of the closing on the Delivery Date directly to the Seller's account specified by the Seller prior to the closing, in each case to be applied toward the payment of Lessor's Cost. Such funds, once so applied, shall constitute an equity investment by the Owner Participant in the Trust Estate.

          (d) DELIVERY DATE. The "Delivery Date" shall be the date fixed by the Lessee in accordance with this Section 2.01(d) for the closing of the sale and leasing transactions with respect to the Aircraft contemplated hereby, except that following such closing the "Delivery Date" shall mean the date on which such transactions actually closed. The Lessee shall give at least two Business Days' notice to each other party hereto of the Delivery Date, which notice shall also specify the amount of the Commitment. The Lessee may postpone a scheduled Delivery Date from time to time, for any reason by notice given to the other parties hereto not later than 2:00 p.m. on the date last scheduled as the Delivery Date, such notice to specify a new Delivery Date. In the event that the Owner Participant shall have provided the amount of the Commitment to the Owner Trustee prior to such a postponement, the Owner Trustee shall return such amount to the Owner Participant by 2:00 p.m. on the scheduled Delivery Date unless the Owner Participant shall have agreed otherwise in writing. Absent such an agreement, in the

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event that the Commitment is not returned to the Owner Participant by 2:00 p.m.
on a scheduled Delivery Date on which the closing does not occur, the Lessee shall pay interest to the Owner Participant at a rate equal to the rate per annum announced from time to time by Citibank, N.A. as its prime rate plus [*] for each day that such commitment is not returned to the Owner Participant by 2:00 p.m.. The making available by the Owner Participant of the Commitment at the closing shall be deemed a waiver of notice of the Delivery Date by the Owner Participant and the Owner Trustee.

          Section 2.02. CLOSING PROCEDURE.

          (a) TIME AND PLACE. The closing shall take place at 11:00 a.m. New York City local time on the Delivery Date at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York or at such other time and place as the parties may agree. The closing shall be preceded by a pre-closing at the same place, the time for which shall be fixed by the Lessee, at which the forms of the Operative Agreements to be executed, the certificates and other documents to be delivered and the forms of the legal opinions to be delivered at the closing by each party or its counsel pursuant to this Agreement shall be available for inspection by the parties and their respective counsel.

          (b) ACTIONS OF THE OWNER TRUSTEE. Upon actual or constructive receipt in full by the Owner Trustee of the Commitment of the Owner Participant together with instructions (which may be oral) from the Owner Participant or its special counsel that the applicable conditions precedent set forth in Section 3.01 have been satisfied or waived by the Owner Participant, the Owner Trustee on the Delivery Date shall purchase the Aircraft from the Seller and lease the Aircraft to the Lessee. To accomplish such transactions, the Owner Trustee shall, concurrently with the actions of the Lessee pursuant to Section 2.02(c), take the following actions:

               (i) pay or cause to be paid (x) an amount equal to [*] of the Lessor's Cost to Solitair and (y) the balance of the Lessor's Cost to the Seller, in accordance with the terms of Sections 2.01(a) and (c), by transferring such amounts in immediately available funds to the account specified by Solitair or the Seller, as the case may be, on or prior to the Delivery Date;

               (ii) authorize its representative or representatives, who shall be a person or persons designated by the Lessee and acceptable to the Owner Trustee, to accept delivery of the Aircraft pursuant to this Agreement;

               (iii) accept the Bills of Sale for the Aircraft;

               (iv) execute and deliver the Lease and the Lease Supplement;

               (v) deliver the Aircraft to the Lessee pursuant to the Lease;

               (vi) execute and deliver all other documents or certificates and take such other actions as may be required of the Owner Trustee on or before the Delivery Date pursuant to any Operative Agreement; and

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* Confidential

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               (vii) take such actions as may be requested by the Seller and
     Lessee to effect the due registration of the Aircraft with the FAA in the name of the Owner Trustee.

          (c) ACTIONS OF THE LESSEE. Upon satisfaction or waiver by the Lessee of the conditions precedent set forth in Section 3.02, the Lessee shall on the Delivery Date lease the Aircraft from the Owner Trustee pursuant to the Lease. To accomplish such transactions the Lessee shall, concurrently with the actions of the Owner Trustee pursuant to Section 2.02(b), take the following actions:

               (i) execute and deliver the Lease and the Lease Supplement;

               (ii) authorize its representative or representatives (who shall be the same person or persons designated by the Lessee for purposes of clause (ii) of Section 2.02(b)), to accept delivery of the Aircraft from the Owner Trustee pursuant to the Lease; and

               (iii) execute and deliver all other documents or certificates and take such other actions as may be required of the Lessee on or before the Delivery Date pursuant to any Operative Agreement.

                                   ARTICLE 3.
                              CONDITIONS PRECEDENT

          Section 3.01. CONDITIONS PRECEDENT TO OBLIGATIONS OF OWNER PARTICIPANT. The obligation of the Owner Participant to make the Commitment available for payment as directed by the Owner Trustee on the Delivery Date is subject to satisfaction or waiver by the Owner Participant, on or prior to the Delivery Date, of the conditions precedent set forth below in this Section 3.01; PROVIDED, that it shall not be a condition precedent to the obligation of the Owner Participant that any document be produced or action taken that is to be produced or taken by the Owner Participant or by a Person within the Owner Participant's control:

          (a) NOTICE. The Owner Participant shall have received the notice of the Delivery Date as provided in Section 2.01(d), or shall have waived such notice.

          (b) DELIVERY OF DOCUMENTS. The Owner Participant shall, except as noted below, have received executed counterparts of the following agreements, instruments, certificates or documents, and such counterparts (a) shall have been duly authorized, executed and delivered by the respective party or parties thereto, (b) shall be reasonably satisfactory in form and substance to the Owner Participant and (c) shall be in full force and effect:

               (i) the Lease;

               (ii) Lease Supplement No. 1;

               (iii) the Tax Indemnity Agreement;

               (iv) the Trust Agreement;

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               (v) the Guarantee Agreement;

               (vi) the Residual Value Guarantee Agreement;

               (vii) the Embraer Assignment Documents;

               (viii) the Seller Assignment Documents;

               (ix) the Engine Warranty Assignment and Consent;

               (x) the Bills of Sale and Seller Guaranty;

               (xi) the broker's report and insurance certificates required by
     Section 9 of the Lease;

               (xii) an appraisal or appraisals from Avitas, which appraisal or appraisals shall be satisfactory in form and substance to Owner Participant;

               (xiii) (A) a copy of the Certificate of Incorporation and By-Laws of Lessee and resolutions of the board of directors of Lessee, in each case certified as of the Delivery Date, by the Secretary or an Assistant Secretary of Lessee, duly authorizing the execution, delivery and performance by Lessee of the Operative Agreements required to be executed and delivered by Lessee on or prior to the Delivery Date in accordance with the provisions hereof and thereof; (B) an incumbency certificate of Lessee and Trust Company as to the person or persons authorized to execute and deliver the relevant Operative Agreements on behalf of such party; and (C) a copy of the Certificate of Incorporation or Articles of Incorporation or Articles of Association and By-Laws and general authorizing resolutions of the boards of directors (or executive committees) or other satisfactory evidence of authorization of Trust Company, certified as of the Delivery Date by the Secretary or an Assistant Secretary of Trust Company, which authorize the execution, delivery and performance by Trust Company of each of the Operative Agreements to which it is a party, together with such other documents and evidence with respect to it as Owner Participant may reasonably request in order to establish the consummation of the transactions contemplated by this Agreement and the taking of all corporate proceedings in connection therewith;

               (xiv) (A) an Officer's Certificate of Lessee, dated as of the Delivery Date, stating that its representations and warranties set forth in this Agreement are true and correct as of the Delivery Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date); and (B) an Officer's Certificate of Solitair, dated as of the Delivery Date, attaching a true and correct copy of the Embraer Purchase Agreement (with certain confidential, proprietary information deleted therefrom);

               (xv) an Officer's Certificate of Trust Company, dated as of the Delivery Date, stating that its representations and warranties, in its individual capacity and as Owner Trustee, set forth in this Agreement are true and correct as of the Delivery Date

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     (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

               (xvi) the following opinions of counsel, in each case dated the Delivery Date:

               (A) Arthur Amron, Principal and General Counsel of the Lessee substantially in the form of Exhibit A-1 hereto and addressed to the Owner Participant and the Owner Trustee.

               (B) Fulbright & Jaworski, L.L.P. special counsel for the Lessee substantially in the form of Exhibit A-2 hereto addressed to the Owner Participant, the Owner Trustee and the Lessee;

               (C) Ray, Quinney & Nebeker, special counsel for the Owner Trustee substantially in the form of Exhibit A-3 hereto addressed to the Owner Participant and the Lessee;

               (D) Daugherty, Fowler, Peregrin & Haught, a Professional Corporation, special aviation counsel, substantially in the form of Exhibit A-4 hereto and addressed to the Owner Participant, the Owner Trustee and the Lessee;

               (E) special counsel for the Manufacturer, in a form reasonably acceptable to the Owner Participant and addressed to the Owner Participant, the Owner Trustee, Solitair and the Lessee;

               (F) in the case of the Owner Participant only, Holland & Knight LLP, tax counsel to the Owner Participant, addressed to the Owner Participant, with respect to tax matters;

               (G) Holland & Knight LLP, special counsel for the Owner Participant, substantially in the forms of Exhibits A-5, addressed to the Lessee and the Owner Trustee;

               (H) Ray Warman, Senior Vice President and Associate General Counsel to GE Capital Aviation Services, Inc., an Affiliate of the Owner Participant, substantially in the form of Exhibit A-6, addressed to the Lessee and the Owner Trustee; and

               (I) Arthur Amron, General Counsel of Solitair, in a form reasonably acceptable to the Owner Participant and addressed to the Owner Participant, the Owner Trustee and the Lessee;

               (xvii) the Guarantee Agreement shall be in full force and effect; and

               (xviii) the Residual Value Guarantee Agreement shall be in full force and effect.

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          (c) EXPORT. Owner Participant shall receive copies of (A) a print-out of the registration of the transaction with the Registry of Credit Transactions (the "Registro de Operacao de Credito - RC") to be obtained by the Manufacturer through the SISCOMEX System in Brazil, (B) a print-out of the Export Registration (the "Registro de Exportacao - RE") of the transaction to be obtained by the Manufacturer through the SISCOMEX System in Brazil, and (C) the Export Certificate of Airworthiness to be issued by the Aerospace Technical Center ("Centro Tecnico Aerospacial - CTA") of the Ministry of Defense in Brazil with respect to the Aircraft.

          (d) VIOLATION OF LAW. No change shall have occurred after the date of this Agreement in any Applicable Law that makes it a violation of law for (a) Lessee, Owner Participant, or Owner Trustee to execute, deliver and perform the Operative Agreements to which any of them is a party or (b) Owner Participant to make the Commitment available.

          (e) NO EVENT OF DEFAULT. On the Delivery Date, no event shall have occurred and be continuing, or would result from the sale, mortgage or lease of the Aircraft, which constitutes a Default or Event of Default.

          (f) NO EVENT OF LOSS. No Event of Loss with respect to the Airframe or any Engine shall have occurred and no circumstance, condition, act or event that, with the giving of notice or lapse of time or both, would give rise to or constitute an Event of Loss with respect to the Airframe or any Engine shall have occurred.

          (g) TITLE. Owner Trustee shall have good title (subject to filing and recordation of the FAA Bill of Sale with the FAA) to the Aircraft, free and clear of Liens, except Permitted Liens.

          (h) CERTIFICATION. The Aircraft shall comply with the provisions of
Article 6 of the Embraer Purchase Agreement.

          (i) SECTION 1110. Owner Trustee, as lessor under the Lease, shall be entitled to the benefits of Section 1110 (as currently in effect) with respect to the right to take possession of the Airframe and Engines as provided in the Lease in the event of a case under Chapter 11 of the Bankruptcy Code in which Lessee is a debtor.

          (j) FILINGS. On the Delivery Date (i) application for registration of the Aircraft in the name of the Owner Trustee shall have been duly made with the FAA in compliance with the provisions of the Transportation Code; and (ii) the Trust Agreement, the Lease, Lease Supplement No. 1 and the FAA Bill of Sale shall have been duly filed for recordation (or shall be in the process of being so duly filed for recordation) with the FAA in accordance with the Transportation Code.

          (k) PRECAUTIONARY FINANCING STATEMENTS. A Uniform Commercial Code "precautionary" financing statement or statements describing the Lease as a lease but covering any security interest in favor of the Owner Trustee which may be created thereby, shall have been executed and delivered by the Lessee and the Owner Trustee (naming the Owner Trustee as Lessor and secured party), and shall have been duly filed in all places necessary or desirable within the State of New York.

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          (l) NO PROCEEDINGS. No action or proceeding shall have been instituted, nor shall any action be threatened in writing, before any governmental authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any governmental authority, to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or any other Operative Agreement or the transactions contemplated hereby or thereby.

          (m) GOVERNMENTAL ACTION. All appropriate action required to have been taken prior to the Delivery Date by the FAA, or any governmental or political agency, subdivision or instrumentality of the United States, and any governmental or political agency, subdivision or instrumentality of Brazil, in connection with the transactions contemplated by this Agreement shall have been taken, and all orders, permits, waivers, authorizations, exemptions and approvals of such entities required to be in effect on the Delivery Date in connection with the transactions contemplated by this Agreement shall have been issued.

          (n) REPRESENTATIONS AND WARRANTIES. The representations and warranties of each other party to this Agreement made, in each case, in this Agreement and in any other Operative Agreement to which it is party, shall be true and accurate in all material respects as of the Delivery Date (unless any such representation and warranty shall have been made with reference to a specified date, in which case such representation and warranty shall be true and accurate as of such specified date) and each other party to this Agreement shall have performed and observed, in all material respects, all of its covenants, obligations and agreements in this Agreement and in any other Operative Agreement to which it is a party to be observed or performed by it as of the Delivery Date.

          (o) LESSOR'S COST. Owner Participant shall receive reasonably satisfactory evidence that upon payment of an amount equal to Lessor's Cost, Seller shall transfer good and marketable title to the Aircraft to the Owner Trustee.

          Section 3.02. CONDITIONS PRECEDENT TO OBLIGATIONS OF LESSEE. The obligation of Lessee to lease the Aircraft on the Delivery Date is subject to the satisfaction or waiver by Lessee, on or prior to the Delivery Date, of the conditions precedent set forth below in this Section 3.02.

          (a) DOCUMENTS. Executed originals of the agreements, instruments, certificates, documents and opinions described in Section 3.01(b) shall have been received by Lessee, except as specifically provided therein, and shall be satisfactory to Lessee, unless the failure to receive any such agreement, instrument, certificate or document is the result of any action or inaction by Lessee.

          (b) CORPORATE DOCUMENTS. (A) An incumbency certificate of Owner Participant as to the person or persons authorized to execute and deliver the relevant Operative Agreements on behalf of Owner Participant; and (B) a copy of the Certificate of Incorporation or Articles of Incorporation or Articles of Association and By-Laws and general authorizing resolutions of the boards of directors (or executive committees) or other satisfactory evidence of authorization of Owner Participant, certified as of the Delivery Date by the Secretary or an Assistant Secretary of Owner Participant which authorize the execution, delivery and performance by Owner Participant of each of the Operative Agreements to which it is a party,

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together with such other documents and evidence with respect to it as Lessee may reasonably request in order to establish the consummation of the transactions contemplated by this Agreement and the taking of all corporate proceedings in connection therewith;

          (c) OFFICER'S CERTIFICATE. An Officer's Certificate of Owner Participant, dated as of the Delivery Date, stating that its representations and warranties set forth in this Agreement are true and correct as of the Delivery Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

          (d) OTHER CONDITIONS PRECEDENT. Each of the conditions set forth in Sections 3.01(c), (d), (f), (g), (h), (i), (j), (l) and (n) shall have been satisfied or waived by Lessee, unless the failure of any such condition to be satisfied is the result of any action or inaction by Lessee.

          Section 3.03. POST-REGISTRATION OPINION. Promptly upon the registration of the Aircraft and the recordation of the documents referenced in
Section 3.01(j)(ii), Lessee will direct Daugherty, Fowler, Peregrin & Haught, a Professional Corporation, special counsel in Oklahoma City, Oklahoma, to deliver to Lessee, Owner Participant and Owner Trustee a favorable opinion or opinions addressed to each of them with respect to such registration and recordation.

          Section 3.04. CERTIFICATE OF AIRWORTHINESS. Promptly upon inspection by the FAA, Lessee will provide Owner Participant with a copy of a current, valid Standard Certificate of Airworthiness for the Aircraft duly issued by the FAA

                                   ARTICLE 4.
               LESSEE'S REPRESENTATIONS, WARRANTIES AND COVENANTS

          Section 4.01. LESSEE'S REPRESENTATIONS AND WARRANTIES. The Lessee represents and warrants that, as of the Delivery Date (unless any such representation and warranty is specifically made as of an earlier date, in which case the Lessee represents and warrants as of such earlier date):

          (a) the Lessee is a corporation duly organized and validly existing and is in good standing under the laws of the State of New York, has its principal place of business and chief executive office (as such terms are used in Article 9 of the Uniform Commercial Code) in Indianapolis, Indiana at the address set forth in Section 12.01(a), and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the failure to be so qualified or in good standing would have a materially adverse effect on its business or would impair its ability to perform its obligations under the Lessee Documents;

          (b) the Lessee has full power, authority and legal right to conduct its business and operations as currently conducted and to own or hold under lease its properties and to enter into and perform its obligations under the Lessee Documents;

          (c) the Lessee is a Certificated Air Carrier;

          (d) the Lessee possesses all necessary certificates, franchises, licenses, permits, rights and concessions and consents (collectively "permits") which are necessary to the

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operation of the routes flown by it and the conduct of its business and operations as currently conducted and each such permit is in full force and effect, except for any such permits the failure to have or maintain which would not have a material adverse effect on the Lessee or its ability to perform its obligations under the Lessee Documents;

          (e) the execution, delivery and performance of the Lessee Documents by the Lessee have been duly authorized by all necessary corporate action on the part of the Lessee and do not require any stockholder approval, or approval or consent of any trustee or holder of any indebtedness or obligations of the Lessee, and each such Lessee Documents has been duly executed and delivered and constitutes the legal, valid and binding obligations of the Lessee enforceable against it in accordance with the terms thereof except as such enforceability may be limited by bankruptcy, insolvency, or other similar laws or by general equitable principles;

          (f) no authorization, consent or approval of or other action by, and no notice to or filing with, any United States federal or state governmental authority or regulatory body is required for the execution, delivery or performance by the Lessee of the Lessee Documents except for such registrations, applications and recordings referred to in the opinion of Daugherty, Fowler, Peregrin & Haught, a Professional Corporation delivered pursuant to
Section 3.01(b)(xvi)(D) and the filings referred to in Section 3.01(j)(ii);

          (g) neither the execution, delivery or performance by the Lessee of the Lessee Documents nor compliance with the terms and provisions hereof or thereof, conflicts or will conflict with or results or will result in a breach or violation of any of the terms, conditions or provisions of, or will require any consent (other than the Embraer Assignment Documents, the Seller Assignment Documents and Engine Warranty Assignment and Consent) or approval under, any Applicable Law or the charter documents, as amended, or bylaws, as amended, of the Lessee or any order, writ, injunction or decree of any court or governmental authority against the Lessee or by which it or any of its properties is bound or any indenture, mortgage or contract or other agreement or instrument to which the Lessee is a party or by which it or any of its properties is bound, or constitutes or will constitute a default thereunder or results or will result in the imposition of any Lien upon the Aircraft or any of its properties (other than Permitted Liens), except for any such conflict, breach or default which would not have a material adverse effect on the Lessee or its ability to perform its obligations under the Lessee Documents;

          (h) except as disclosed in any of the financial statements referred to in Section 4.01(p) or as otherwise disclosed in writing to the Owner Participant, there are no pending or, to the knowledge of the Lessee, threatened actions, suits, investigations or proceedings against or affecting the Lessee or any of its properties before or by any court, governmental agency, arbitration board, tribunal or other administrative agency which, (A) may reasonably be expected to have a materially adverse effect on the Lessee's consolidated financial condition, business, or operations, or (B) would materially adversely affect the ability of the Lessee to consummate the transactions contemplated by the Operative Agreements or perform its obligations under the Lessee Documents;

          (i) except for (A) the registration in the Owner Trustee's name of the Aircraft pursuant to the Transportation Code, (B) the filing with and, where appropriate, recordation by the FAA pursuant to the Transportation Code of the Lease (including Lease Supplement No. 1) and (C) the filing of the financing statement referred to in Section 3.01(k), no further action, including any filing or recording of any document, is necessary or advisable in order to establish the Owner Trustee's title to and interest in the Aircraft and the Lessor's Estate as against the Lessee and any third parties;

          (j) the Owner Trustee has received good and marketable title to the Aircraft, free and clear of all Liens, except Permitted Liens;

          (k) all premiums which have become due with respect to the insurance required to be provided by the Lessee on or prior to the Delivery Date under
Section 9 of the Lease have been paid by the Lessee;

          (l) no Default or Event of Default exists and no Event of Loss, or event which with the passage of time would constitute an Event of Loss, exists;

          (m) the Aircraft is in such condition so as to qualify the Aircraft, upon inspection by the FAA, for (A) certification by the FAA under the Transportation Code as to type and airworthiness, and (B) issuance of a standard airworthiness certificate by the FAA pursuant to the Transportation Code

          (n) each of the Lessee and any subsidiary of the Lessee is either (x) not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended, or (y) exempt from the registration requirements thereof;

          (o) there are no broker's or underwriter's fees payable on behalf of the Lessee in connection with the transactions contemplated in the Operative Agreements, other than those of the Lessee Advisor (as defined in Section 8.01(a)) referred to in Article 8 hereof;

          (p) the audited consolidated balance sheet of Lessee as of December 31, 2000 and the related consolidated statements of operations and cash flows for the period then ended have been prepared in accordance with generally accepted accounting principles in the United States and fairly present in all material respects the financial condition of Lessee and its consolidated subsidiaries as of such date and the results of its operations and cash flows for such period, and since December 31, 2000, there has been no material adverse change in such financial condition or operations of Lessee, except for matters disclosed in (a) the financial statements referred to above or (b) otherwise disclosed in writing by Lessee to the Owner Participant;

          (q) to the best of Lessee's knowledge, Lessee is not in default under, or in violation of, any Applicable Law, the violation of which would give rise to a Material Adverse Change to Lessee;

          (r) neither the Lessee nor any Person authorized by the Lessee to act on its behalf has directly or indirectly offered any beneficial interest in the ownership of the Aircraft or the Lease or any interest in the Trust Estate and Trust Agreement, or in any similar security relating to the Aircraft, the Lease, the Trust Estate or the Trust Agreement, for sale to, or solicited any offer to acquire any such interest or security from, or has sold any such interest or security to, any Person in violation of the Securities Act or any applicable state securities laws; and

          (s) Owner Trustee, as lessor under the Lease, is entitled to the benefits of Section 1110 (as currently in effect) with respect to the Aircraft.

          Section 4.02. CERTAIN COVENANTS OF LESSEE. The Lessee covenants and agrees as follows:

          (a) FILINGS AND RECORDINGS. The Lessee will cause to be done, executed, acknowledged and delivered at the Lessee's cost and expense all such further acts, conveyances and assurances as the Owner Trustee or the Owner Participant shall reasonably require for accomplishing the purposes of the Operative Agreements. Without limiting the generality of this Section 4.02(a), the Lessee will promptly take, or cause to be taken, at the Lessee's cost and expense, such action with respect to the recording, filing, re-recording and re-filing of the Lease (including each supplement thereto), and any financing statements or other instruments as may be reasonably requested by the Owner Trustee and appropriate, to maintain the Owner Trustee's title to and interest in the Aircraft and the Lessor's Estate, as against the Lessee and any third parties, or if the Lessee cannot itself take, or cause to be taken, such action, will furnish to the Owner Trustee timely notice of the necessity of such action, together with such instruments, in execution form, and such other information as may be required to enable either of them to take such action at the Lessee's cost and expense in a timely manner.

          (b) REGISTRATION. From and after the Delivery Date, the Lessee shall cause the Aircraft to be duly registered, and at all times to remain duly registered, in the name of the Owner Trustee (PROVIDED, that the Owner Trustee and the Owner Participant shall be and remain Citizens of the United States), under the Transportation Code, and shall furnish to the Owner Trustee such information as may be required to enable the Owner Trustee to make application for such registration; PROVIDED, HOWEVER, that the Lessee may, at any time cause the Aircraft to be appropriately re-registered under the laws of a country with which at the time of such registration the United States maintains normal diplomatic relations and is listed on Exhibit E to the Lease; PROVIDED that:

               (i) at the time of re-registration, no Specified Default exists or would occur as a result of such re-registration;

               (ii) the Lessee shall pay all fees and expenses (including the reasonable fees and expenses of local counsel in such country) relating to such re-registration;

               (iii) the Lessee shall, at its cost, cause the interest of the Owner Trustee as owner of the Aircraft to be duly registered or recorded under the laws of such country and at all times thereafter to remain so duly registered or recorded unless and until the registration of the Aircraft is changed as provided herein, and shall, at its cost, cause to be done at all times all other acts including the filing, recording and delivery of any document or instrument and the payment of any sum necessary or, by reference to prudent industry practice in such country, advisable in order to create, preserve and protect such interest in the Aircraft as against the Lessee or any third parties in such jurisdiction, and the laws of such country would give effect to the Owner Trustee's title to and ownership interest in the Aircraft;

               (iv) the obligations of the Lessee (and of the Permitted Sublessee under a Sublease) and the rights and remedies of the Lessor and the Owner Participant under the Operative Agreements shall remain or be, as the case may be, legal, valid, binding and enforceable in such country;

               (v) the Lessee shall ensure that all insurance required by
     Section 9 of the Lease shall be in full force and effect prior to, at the time of, and after such change in registration and the Owner Participant and the Owner Trustee shall receive a certificate of Lessee's insurance broker to such effect;

               (vi) the country of such re-registration imposes aircraft maintenance standards approved by, or at least as stringent as those approved by, the FAA or the central civil aviation authority of the United Kingdom, France, Germany, Japan, the Netherlands or Canada;

               (vii) it shall not be necessary by reason of such re-registration or for purposes of enforcing remedies contained in the Lease or the related Sublease for the Owner Trustee or the Owner Participant to register or qualify to do business in such country;

               (viii) no Liens (except Permitted Liens) shall arise by reason of such re-registration;

               (ix) none of the Owner Trustee and the Owner Participant shall be subjected to any risk of adverse tax consequences as a result of such re-registration for which the Lessee does not then indemnify or cause to be indemnified such Person in a manner satisfactory in form and substance to such Person;

               (x) any export licenses and certificate of deregistration required in connection with any repossession or return of the Aircraft will be readily obtainable in the normal course without material delay or material burden on the Owner Trustee, it being agreed that the Lessee shall be responsible for the cost thereof;

               (xi) there is no tort liability of the owner or lessor of an aircraft not in possession thereof under the laws of such jurisdiction more onerous than under the laws of the United States or any state thereof (it being agreed that, in the event such opinion cannot be given in a form satisfactory to the Owner Participant, such opinion shall be waived if insurance reasonably satisfactory to the Owner Participant is provided to cover such risk);

               (xii) unless Lessee shall have agreed to provide insurance reasonably satisfactory to the Owner Participant covering the risk of requisition of use of or title to the Aircraft by the government of such country (so long as the Aircraft is registered under the laws of such country), the laws of such country require fair compensation by the government of such country payable in currency freely convertible into Dollars and freely removable from such country (without license or permit, unless Lessee prior to such proposed reregistration has obtained such license or permit or such license or permit will be readily obtainable in the normal course without material delay or material burden on the Owner Participant) for the taking or requisition by such government of such use or title;

               (xiii) the courts of such proposed country of registry will respect the choice of New York law to govern the Lease;

               (xiv) such re-registration may not be effected until after the Recovery Period unless the Lessee prepays on a lump sum basis any liability due under the Tax Indemnity Agreement as a result of such re-registration;

               (xv) the Owner Participant and the Owner Trustee shall have received opinions in scope, form and substance reasonably satisfactory to them, of counsel, expert in the laws of such country, to the effect set forth in clauses (iii), (iv) (with respect to the obligations of the Lessee under the Lease), (vii), (ix), (x), (xi), (xii) and (xiii) of this
     Section 4.02(b);

               (xvi) such proposed change in registration is made in connection with a Sublease to a Permitted Air Carrier and such Permitted Sublessee is domiciled in such country; and

               (xvii) Lessee shall deliver such request to Lessor and Owner Participant in writing at least 20 days in advance of the date of any such proposed change in registration.

Lessee agrees to pay on an After Tax Basis all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable counsel fees and disbursements) of the Owner Participant and the Owner Trustee in connection with any re-registration pursuant to this Section.

          (c) INFORMATION. The Lessee shall promptly furnish to the Owner Trustee and the Owner Participant such information as may be required to enable the Owner Trustee and the Owner Participant timely to file any reports required to be filed by the Owner Trustee as the Lessor and the Owner Participant under the Lease with any governmental authority as a result of the Owner Trustee's ownership interest in the Aircraft.

          (d) CORPORATE EXISTENCE. The Lessee shall at all times maintain its corporate existence, except as permitted by Section 4.02(e) hereof, and all of its rights, privileges and franchises necessary in the normal conduct of its business, except for any corporate right, privilege or franchise that it determines is no longer necessary or desirable in the conduct of its business.

          (e) MERGER AND CONSOLIDATION. The Lessee shall not, during the Term, enter into any merger with or into or consolidation with, or sell, convey, transfer, lease or otherwise dispose of in one or a series of transactions all or substantially all of its assets as an entirety to any Person, unless the surviving corporation or Person which acquires by purchase, conveyance, transfer or lease all or substantially all of the assets of the Lessee as an entirety (i) is a domestic corporation organized and existing under the laws of the United States or any State of the United States, (ii) is a Citizen of the United States, (iii) is a Section 1110 Person, so long as such status is a condition to the availability of Section 1110, (iv) if not the Lessee, executes a duly authorized, legal, valid, binding, and enforceable agreement, reasonably satisfactory in form and substance to Owner Trustee and Owner Participant, containing an effective assumption of all of the Lessee's, as applicable, obligations hereunder and under the other Operative Agreements, and each other document contemplated hereby or thereby and delivers such instrument to the Owner Participant and the Owner Trustee, (v) provides an opinion from counsel (which counsel may be the Lessee's General Counsel) delivered to the Owner Trustee and the Owner Participant, which opinion shall be reasonably satisfactory to the Owner Participant, and an officer's certificate (which may rely, as to legal matters, on such legal opinion), each stating that such merger, consolidation, conveyance, transfer, lease or other disposition and the instrument noted in clause (iv) above comply with this Section 4.02(e), that such instrument is a legal, valid and binding obligation of, and is enforceable against, such survivor or Person, and that all conditions precedent herein provided for relating to such transaction have been complied with, and (vi) such survivor or Person makes such filings and recordings with the FAA as may be required pursuant to part A of subtitle VII of Title 49, United States Code to evidence such merger or consolidation; PROVIDED THAT, no such merger, consolidation or conveyance, transfer or lease shall be permitted if (1) immediately after giving effect to such consolidation, merger, purchase, conveyance, transfer, lease or other disposition, an Event of Default shall have occurred and be continuing or (2) the surviving Person in such transaction has a tangible net worth, as determined in accordance with generally accepted accounting principles immediately following such transaction, of less than seventy-five percent (75%) of Lessee, as measured immediately prior to such transaction.

          Upon any consolidation or merger, or any conveyance, transfer or lease of all or substantially all of the assets of the Lessee and the satisfaction of the conditions specified in this Section 4.02(e), the successor corporation formed by such consolidation or into which the Lessee is merged or the Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Lessee under this Agreement and the Lease and each other Operative Agreement and any other document contemplated hereby and thereby to which the Lessee is a party with the same effect as if such successor corporation had been named as the Lessee herein and therein. No such consolidation or merger, or sale, conveyance, transfer or lease of all or substantially all of the assets of the Lessee as an entirety shall have the effect of releasing the Lessee or any successor corporation which shall theretofore have become the Lessee hereunder in the manner prescribed in this Section 4.02(e) from its liability hereunder or under the other Operative Agreements. Nothing contained herein shall permit any lease, sublease, or other arrangement for the use, operation or possession of the Aircraft except in compliance with the applicable provisions of the Lease.

          (f) CHANGE OF STATE OF INCORPORATION. The Lessee agrees to give prompt written notice (but in any event within 30 days prior to the expiration of the period of time specified under Applicable Law to prevent lapse of perfection) to the Owner Participant and the Owner Trustee of any change of its state of incorporation or of any change in its corporate name.

          (g) FINANCIAL STATEMENTS. The Lessee agrees to furnish to the Owner Participant during the Term:

               (i) within 60 days after the end of each of the first three fiscal quarters in each fiscal year of the Lessee, unaudited consolidated balance sheets of the Lessee and its subsidiaries (if any) as of the end of such quarter and related consolidated statements of income, shareholder's equity and cash flows of the Lessee and its subsidiaries (if any) for the period commencing at the end of the previous fiscal year and ending with the end of such quarter;

               (ii) within 120 days after the end of each fiscal year of the Lessee, a copy of the annual report for such year for the Lessee or the affiliated group of which the Lessee is a member (on a consolidated basis, if applicable) and a balance sheet of the Lessee and its subsidiaries (if any) as of the end of such fiscal year and related statements of income, shareholder's equity and cash flows of the Lessee for such fiscal year, in comparative form with the preceding fiscal year, in each case certified by independent certified public accountants of national standing as having been prepared in accordance with generally accepted accounting principles in the United States;

               (iii) within 120 days after the end of each fiscal year of the Lessee, an Officer's Certificate of the Lessee, to the effect that the signer is familiar with or has reviewed the relevant terms of the Lease and has made, or caused to be made under his supervision, a review of the transactions and conditions of the Lessee during the preceding fiscal year and that such review has not disclosed the existence during such period, nor does the signer have knowledge of the existence as of the date of such certificate, of any condition or event which constituted or constitutes a Default or Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Lessee has taken or is taking or proposes to take with respect thereof; and

               (iv) from time to time, such other non-confidential financial information as the Lessor or the Owner Participant may reasonably request.

          (h) FILING OF DOCUMENTS. Lessee, at its sole cost and expense, will cause the documents filed with the FAA pursuant to Section 3.01(j), the financing statements required pursuant to Section 3.01(k) and all continuation statements (and any amendments necessitated by any combination, consolidation or merger pursuant to Section 4.02(e), any change of its state of incorporation, or any change in its corporate name) in respect of such financing statements to be prepared and, subject only to the execution and delivery thereof by Owner Trustee, duly and timely filed and recorded, or filed for recordation, to the extent permitted under the Transportation Code (with respect to such documents filed with the FAA) or the Uniform Commercial Code or similar law of any other applicable jurisdiction (with respect to such other documents).

          (i) EXPORT AND IMPORT OF THE AIRCRAFT; CERTIFICATION. Promptly following delivery of the Aircraft under the Lease, Lessee shall, at no cost or expense to the Lessor or the Owner Participant, but with each of their cooperation, if necessary, take or cause Seller to take all actions necessary to (i) export the Aircraft from Brazil, (ii) import the Aircraft to the United States, and (iii) procure the issuance by the FAA pursuant to the Transportation Code of a type certificate and standard certificate of airworthiness, in each case in compliance with all Applicable Laws.

          (j) ANNUAL FOREIGN OPINION. If the Aircraft has been registered in a country other than the United States pursuant to Section 4.02(b), Lessee will furnish to Owner Trustee and Owner Participant annually after such registration is effected, an opinion of special counsel reasonably satisfactory to Owner Participant stating that, in the opinion of such counsel, either that (i) such action has been taken with respect to the recording, filing, rerecording and refiling of the Operative Agreements and any supplements and amendments thereof as is necessary to establish, perfect and protect Owner Trustee's right, title and interest in and to the Aircraft and the Operative Agreements, reciting the details of such actions, or (ii) no such action is necessary to maintain the perfection of such right, title and interest.

          Section 4.03. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Lessee provided in Section 4.01 and in any other Operative Agreement shall survive the delivery of the Aircraft and the expiration or other termination of this Agreement and the other Operative Agreements.

                                   ARTICLE 5.
            OTHER PARTIES' REPRESENTATIONS, WARRANTIES AND COVENANTS

          Section 5.01. REPRESENTATIONS, WARRANTIES AND COVENANTS OF OWNER PARTICIPANT.

          (a) REPRESENTATIONS AND WARRANTIES. The Owner Participant represents and warrants that, as of the Delivery Date (unless any such representation and warranty is specifically made as of an earlier date, in which case the Owner Participant represents and warrants as of such earlier date):

               (i) it is a corporation duly incorporated and validly existing in good standing under the laws of State of Delaware and it has full corporate power, authority and legal right to carry on its present business and operations, to own or lease its properties and to enter into and to carry out the transactions contemplated by this Agreement and the other Operative Agreements to which it is party;

               (ii) the execution, delivery and performance by it of this Agreement and the other Operative Agreements to which it is party have been duly authorized by all necessary corporate action on its part;

               (iii) neither the execution, delivery or performance by the Owner Participant of the Operative Agreements to which it is party, nor compliance with the terms and provisions hereof or thereof, conflicts or will conflict with or results or will result in a breach or violation of any of the terms, conditions or provisions of, under any law, governmental rule or regulation applicable to the Owner Participant or the charter documents, as amended, or bylaws, as amended, of the Owner Participant or any order, writ, injunction or decree of any court or governmental authority against the Owner

     Participant or by which it or any of its properties is bound or any indenture, mortgage or contract or other agreement or instrument to which the Owner Participant is a party or by which it or any of its properties is bound, or constitutes or will constitute a default thereunder or results or will result in the imposition of any Lien upon any of its properties, except for any such conflict, breach or default which would not have a material adverse effect on the Owner Participant or its ability to perform its obligations under the Operative Agreements;

               (iv) the Operative Agreements to which it is party have been duly executed and delivered by the Owner Participant and constitute the legal, valid and binding obligations of the Owner Participant enforceable against it in accordance with their terms except as such enforceability may be limited by bankruptcy, insolvency, or other similar laws or general equitable principles;

               (v) there are no pending or, to the knowledge of the Owner Participant, threatened actions, suits, investigations or proceedings against the Owner Participant before any court, administrative agency or tribunal which are expected to materially adversely affect the ability of the Owner Participant to perform its obligations under this Agreement and the other Operative Agreements to which it is or is to be a party and the Owner Participant knows of no pending or threatened actions or proceedings before any court, administrative agency or tribunal involving it in connection with the transactions contemplated by the Operative Agreements;

               (vi) neither the execution and delivery by it of this Agreement or the other Operative Agreements to which it is a party nor the performance of obligations hereunder or thereunder requires the consent or approval of or the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency that would be required to be obtained or taken by the Owner Participant except for filings contemplated by this Agreement;

               (vii) the funds to be used by the Owner Participant to acquire its interests under this Agreement do not constitute assets (within the meaning of ERISA and any applicable rules and regulations) of an ERISA Plan;

               (viii) the Owner Participant is a bank, trust company, insurance company, financial institution or corporation with a combined capital and surplus or net worth of at least $50,000,000;

               (ix) the Owner Participant acknowledges that the Residual Value Guarantee Agreement and the Guarantee Agreement have not been disclosed to or reviewed by the Lessee;

               (x) the Owner Participant has not granted any right to the Manufacturer under the Residual Value Guarantee Agreement or the Guarantee Agreement which is inconsistent with the rights of the Lessee under the Operative Agreements; and

               (xi) the amount guaranteed by the Manufacturer under the Residual Value Guarantee Agreement is the Guaranteed Amount.

          Notwithstanding the foregoing or anything else contained in this Agreement, the Owner Participant makes no representation or warranty in this Agreement with respect to laws, rules or regulations relating to aviation or to the nature or use of the equipment owned by the Owner Trustee, including, without limitation, the airworthiness, value, condition, workmanship, design, patent or trademark infringement, operation, merchantability or fitness for use of the Aircraft, other than such laws, rules or regulations relating to the citizenship requirements of the Owner Participant under applicable aviation law.

          (b) LESSOR'S LIENS. The Owner Participant represents, warrants and covenants that on the Delivery Date there are no Lessor's Liens attributable to it (or an Affiliate thereof). The Owner Participant agrees with and for the benefit of the Lessee and the Owner Trustee that the Owner Participant will, at its own cost and expense, take such action as may be necessary to duly discharge and satisfy in full, promptly after the same first becomes known to the Owner Participant, any Lessor's Lien attributable to the Owner Participant (or an Affiliate thereof), PROVIDED, HOWEVER, that the Owner Participant shall not be required to discharge or satisfy such Lessor's Lien which is being contested by the Owner Participant in good faith and by appropriate proceedings so long as such proceedings do not involve any material risk of the sale, forfeiture or loss of the Aircraft or the Lessor's Estate or any interest in any thereof.

          (c) ASSIGNMENT OF INTERESTS OF OWNER PARTICIPANT. At any time after the Delivery Date and subject to satisfaction of the conditions set forth in this Section 5.01(c), the Owner Participant may assign, convey or otherwise transfer to a single Person all (but not less than all) of the Beneficial Interest, PROVIDED that (i) the Owner Participant gives the Lessee at least 10 days' notice of such assignment, conveyance or other transfer, (ii) the Owner Participant and any Owner Participant Guarantor shall remain liable for all obligations of the Owner Participant under the Trust Agreement and the other Operative Agreements to which the Owner Participant is a party to the extent (but only to the extent) relating to the period on or before the date of such transfer, (iii) the transferee agrees by a written instrument substantially in the form attached hereto as Exhibit B-1 (or otherwise in form and substance reasonably satisfactory to Lessee) to assume liability for, and undertake performance of, all obligations of the Owner Participant under the Trust Agreement and the other Operative Agreements to which such Owner Participant is a party relating to the period after the date of transfer, (iv) the transferee shall make a representation to the effect that the funds to be used by the transferee to acquire the Beneficial Interest do not constitute the assets of an ERISA Plan, (v) at or prior to the time of such transfer, the transferee shall furnish an opinion of counsel substantially in the form attached hereto as Exhibit B-3 (or otherwise in form and substance reasonably satisfactory to Lessee) (which counsel may be in-house counsel) to the effect that such transferee and any guarantor of the payment and performance obligations of such transferee, as the case may be, shall have requisite power and authority and legal right to enter into and carry out the transactions contemplated hereby; and that such agreement and any guaranty of the transferee's obligations has been duly authorized, executed and delivered by the transferee or the guarantor of the payment and performance obligations of such transferee, as the case may be, and is a valid and binding agreement of the transferee or the guarantor of the payment and performance obligations of such transferee enforceable in accordance with its terms, subject to customary exceptions for such opinions and that the transfer does not violate the Applicable Law of the jurisdiction in which such counsel is located, and (vi) the Lessee shall have received an opinion from counsel selected by Owner Participant and reasonably acceptable to Lessee that no withholding tax will be imposed by the U.S. on Basic Rent, assuming that the Lessee is a U.S. Person. Any such transferee shall
(a) be (i) a bank, savings institution, finance company, leasing company or trust company, national banking association acting for its own account or in a fiduciary capacity as trustee or agent under any pension, retirement, profit sharing or similar trust or fund, insurance company, financial institution, fraternal benefit society or a corporation acting for its own account having a combined capital and surplus (or, if applicable, consolidated net worth or its equivalent) of not less than $50,000,000, (ii) a subsidiary of any Person described in clause (i) where such Person provides (A) support for the obligations assumed by such transferee subsidiary reasonably satisfactory to the Lessee and the Owner Trustee or (B) a guaranty of such transferee subsidiary's obligations substantially in the form attached hereto as Exhibit B-2 (or otherwise in form and substance reasonably satisfactory to Lessee and Owner Trustee), or (iii) an Affiliate of the transferring Owner Participant, so long as such Affiliate has a combined capital and surplus (or, if applicable, consolidated net worth or its equivalent) of not less than $50,000,000 (unless the Owner Participant remains liable for the obligations of such Affiliate under the Operative Agreements, in which case there shall be no such net worth requirement), (b) be legally capable of binding itself to the obligations of the Owner Participant and shall expressly agree to assume all obligations of the Owner Participant under the Trust Agreement and this Agreement and (c) provide representations, warranties, and covenants substantially similar to those contained in clauses (a) and (c) of this Section 5.01; PROVIDED that, without the prior written consent of the Lessee, such transferee shall not be an airline or other aircraft operator or competitor of the Lessee in the business of air transportation or an Affiliate of any thereof unless such Affiliate is (i) General Electric Company, International Lease Finance Corporation, GPA, GATX Corporation or Bouillon Aviation, (ii) any wholly-owned subsidiary of an entity listed in the foregoing clause (i) that is (X) a special purpose corporation limited to holding Owner Participant's interest in the transactions or (Y) primarily engaged in the business of owning and leasing assets to third-party lessees and which is not engaged in the business of an airline, other commercial aircraft operation or freight forwarder or (iii) an entity from which Lessee has leased an aircraft directly (or through a trust) and not as a result of the transfer to such entity of any aircraft subject to an existing lease with Lessee; PROVIDED that Lessee's consent shall not be required if an Event of Default shall have occurred and be continuing at the time of such transfer; and PROVIDED FURTHER that neither such transferee nor any Affiliate thereof shall
(x) be a party to any material litigation or arbitration (whether as plaintiff or defendant) with the Lessee or any Affiliate of the Lessee or (y) be attempting a hostile takeover of the Lessee or any Affiliate of the Lessee. A transferee hereunder shall be a Citizen of the United States or has established a voting trust, voting powers or other arrangement reasonably satisfactory to the Owner Trustee and the Lessee to permit the Owner Trustee to be the registered owner of the Aircraft under the Transportation Code, without in any way restricting the Lessee's use and operation of the Aircraft. The Owner Trustee shall not be on notice of or otherwise bound by any such assignment, conveyance or transfer unless and until it shall have received an executed counterpart of the instrument of such assignment, conveyance or transfer. Upon any such disposition by the Owner Participant to a transferee as above provided, the transferee shall be deemed the "Owner Participant" for all purposes of the Operative Agreements, and shall be deemed to have acquired the same interest in the Lessor's Estate as theretofore held by its transferor; and each reference therein to the "Owner Participant" shall thereafter be deemed a reference to such transferee and the transferring Owner Participant shall be released from all of its obligations under the Operative Agreements to the extent such obligations are assumed by such transferee. All reasonable fees and expenses incurred by Lessee, Owner Participant or Owner Trustee in connection with any transfer by the Owner Participant permitted by this Section 5.01(c) will be reimbursed by the Owner Participant, unless an Event of Default has occurred and is continuing, in which case any fees and expenses incurred by Lessee shall not be so reimbursed; PROVIDED, HOWEVER, that in each case bills shall be submitted to the Owner Participant prior to payment. Each of the parties hereto agree, to the extent so requested by the Owner Participant, to use reasonable efforts to cooperate with the Owner Participant in effecting any assignment, conveyance or other transfer permitted pursuant to this Section 5.01(c), including providing its written consent and acknowledgement to any such assignment, conveyance or other transfer and, in the case of the Lessee, providing new insurance certificates that reflect the interest of the transferee. After the expiration or termination of the Term of the Lease, the Owner Participant may freely assign, convey or otherwise transfer all or any part of the Beneficial Interest without compliance with this
Section 5.01(c), provided that no such transfer shall release the Owner Participant from its obligations under the Operative Agreements accrued prior to the end of the Term.

          (d) ACTIONS WITH RESPECT TO LESSOR'S ESTATE, ETC. The Owner Participant agrees that it will not take any action to subject the Lessor's Estate or the trust established by the Trust Agreement, as debtor, to the reorganization or liquidation provisions of the Bankruptcy Code or any other applicable bankruptcy or insolvency statute.

          (e) CITIZENSHIP. The Owner Participant agrees, solely for the benefit of the Lessee and the Owner Trustee, that if at any time on or after the Delivery Date when the Aircraft is registered or the Lessee proposes to register the Aircraft in the United States (i) either the Owner Participant shall cease to be, or an event which has been publicly disclosed has occurred of which the Owner Participant has knowledge and which will cause the Owner Participant to cease to be, a Citizen of the United States, and (ii) the Aircraft shall or would therefore become ineligible for registration in the name of the Owner Trustee under the Transportation Code and regulations then applicable thereunder (such eligibility to be determined without regard to any provision of law that permits the U.S. registration of the Aircraft by restricting where it is based or used), then the Owner Participant shall give notice thereof to the Lessee and the Owner Trustee and shall (at its own expense and without any reimbursement or indemnification from the Lessee) immediately (and in any event within a period of 20 days) promptly (x) effect a voting trust or other similar arrangement, (y) transfer in accordance with the terms of this Agreement and the Trust Agreement all its rights, title and interest in and to such Trust Agreement, the Lessor's Estate and this Agreement, or (z) take any other alternative action that would prevent any deregistration, or maintain or permit the United States registration, of the Aircraft (determined without regard to any provision of law that permits the U.S. registration of the Aircraft by restricting where it is based or used). Each party hereto agrees, upon the request and at the sole expense of the Owner Participant, to cooperate with the Owner Participant in complying with its obligations under the provisions of the first sentence of this Section 5.01(e), but without any obligation on the part of such other party to take any action believed by it in good faith to be unreasonably burdensome to such party or materially adverse to its business interests.

          (f) GUARANTEES. The Owner Participant agrees for the benefit of the Lessee that it shall not make or consent to any changes to the Residual Value Guarantee Agreement or the Guarantee Agreement that would make the representation in Section 5.01(a)(x) incorrect at the time of such change or that would increase the Guaranteed Amount and the Owner Participant agrees to provide notice to the Lessee of any decrease in the Guaranteed Amount and the amount of such decrease.

          Section 5.02. CITIZENSHIP.

          (a) GENERALLY. The Owner Trustee, in its individual capacity, represents and warrants that it is and on the Delivery Date will be a Citizen of the United States. If the Owner Trustee in its individual capacity does not comply with the requirements of this Section 5.02, the Owner Trustee and the Lessee hereby agree that no Default shall be deemed to exist due to non-compliance by the Lessee with the registration requirements in the Lease or in Section 4.02(b) hereof occasioned solely by such noncompliance of the Owner Trustee.

          (b) OWNER TRUSTEE. The Owner Trustee, in its individual capacity, covenants that if at any time on or after the Delivery Date any of its Responsible Officers shall have actual knowledge that it has ceased to be a Citizen of the United States, it will resign immediately as the Owner Trustee if such citizenship is necessary for registration of the Aircraft in the Owner Trustee's name under the Transportation Code as in effect at such time (such necessity to be determined without regard to any provision of law that permits the U.S. registration of the Aircraft by restricting where it is based or used) or, if it is not necessary for such registration, if the Owner Trustee is informed in writing by the Lessee or the Owner Participant that such lack of United States citizenship would have any adverse effect on the Lessee or the Owner Participant. The Owner Trustee, in its individual capacity, further covenants that if at any time it appears reasonably probable that it will cease to be a Citizen of the United States based on information that is (i) known to a Responsible Officer of the Owner Trustee or (ii) generally known to the public, it will promptly so notify, to the extent permitted by law, all parties to this Agreement.

          Section 5.03. REPRESENTATIONS, WARRANTIES AND COVENANTS OF TRUST COMPANY AND THE OWNER TRUSTEE.

          (a) REPRESENTATIONS AND WARRANTIES. In addition to and without limiting its other representations and warranties provided for in this Article 5, Trust Company represents and warrants, in its individual capacity with respect to items (i), (ii), (iii)(A), (iv), (v), (vi), (vii), (viii), (ix) and
(x) below, and as the Owner Trustee with respect to items (iii)(B) and (iv), on the Delivery Date that:

               (i) it is a national banking association duly organized and validly existing in good standing under the laws of the United States with its principal place of business and chief executive office (as such terms are used in Article 9 of the Uniform Commercial Code) in the State of Utah at the address set forth in Section 12.01(b), and has full corporate power and authority, in its individual capacity or (assuming the Trust Agreement has been duly authorized, executed and delivered by the Owner Participant) as the Owner Trustee, as the case may be, to carry on its business as now conducted, and to execute, deliver and perform this Agreement and the Operative Agreements to which it is or is to be a party;

               (ii) the execution, delivery and performance by Trust Company, either in its individual capacity or as the Owner Trustee, as the case may be, of this Agreement and the Operative Agreements to which it is or is to be party have been duly authorized by all necessary corporate action on its part, and do not contravene its articles of association or by-laws or other constitutional documents; each of this Agreement and the other Operative Agreements to which it is or is to be a party has been duly authorized, and has been duly executed and delivered by Trust Company, either in its individual capacity or as the Owner Trustee, as the case may be, and neither the execution and delivery thereof nor Trust Company performance of or compliance with any of the terms and provisions thereof will violate any federal or Utah law or regulation governing Trust Company's banking or trust powers;

               (iii) (A) assuming due authorization, execution and delivery by each other party thereto, each of the Operative Agreements to which it is or is to be party when duly executed and delivered will, to the extent each such document is entered into by Trust Company in its individual capacity, constitute the legal, valid and binding obligation of Trust Company in its individual capacity enforceable against it in such capacity in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws or equitable principles of general application to or affecting the enforcement of creditors' rights (regardless of whether enforceability is considered in a proceeding in equity or at law), and the performance by Trust Company in its individual capacity of any of its obligations thereunder does not contravene any lease, regulation or contractual restriction binding on Trust Company in its individual capacity;

               (B) assuming due authorization, execution and delivery by each other party thereto, each of the Operative Agreements to which it is or is to be party when duly executed and delivered will, to the extent each such document is entered into by the Owner Trustee in its trust capacity, constitute the legal, valid and binding obligation of the Owner Trustee enforceable against it in such capacity in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws or general equitable principles, and the performance by the Owner Trustee of any of its obligations thereunder does not contravene any lease, regulation or contractual restriction binding on the Owner Trustee;

               (iv) there are no pending or, to its knowledge, threatened actions or proceedings against Trust Company before any court or administrative agency which would materially adversely affect the ability of Trust Company, either in its individual capacity or as the Owner Trustee, as the case may be, to perform its obligations under the Operative Agreements to which it is or is to be party;

               (v) its chief executive office (as such term is defined in Article 9 of the Uniform Commercial Code) is 79 South Main Street, Salt Lake City, Utah 84111 and it shall give the Lessee and the Owner Participant at least 30 days' prior written notice in the event of any change in its state of incorporation, chief executive office or name;

               (vi) neither the execution and delivery by it, either in its individual capacity or as the Owner Trustee, as the case may be, of any of the Operative Agreements to which it is or is to be a party, requires on the part of Trust Company in its individual capacity or any of its Affiliates the consent or approval of or the giving of notice to, the registration with, or the taking of any other action in respect of, any federal or governmental authority or agency governing its banking or trust powers;

               (vii) the Owner Trustee holds whatever title to the Aircraft as was conveyed to it by the Seller and the Aircraft is free of Lessor's Liens attributable to Trust Company in its individual capacity;

               (viii) Trust Company is a Citizen of the United States;

               (ix) Trust Company has made a filing with the New York State Banking Department under Section 131.3 of the New York State Banking Law with respect to the trust formed by the Trust Agreement; and

               (x) there are no Expenses or Taxes that may be imposed on or asserted against the Trust, the Trust Estate or any part thereof or any interest therein, Lessee, Owner Participant or Owner Trustee (except, as to Owner Trustee, Taxes imposed on the fees payable to Owner Trustee) under the laws of the State of Utah in connection with the execution, delivery or performance of any Operative Agreement by Owner Trustee, which Expenses or Taxes would not have been imposed if Owner Trustee had not (x) had its principal place of business in, (y) performed (in its individual capacity or as Owner Trustee) any or all of its duties under the Operative Agreements in or (z) engaged in any activities unrelated to the transactions contemplated by the Operative Agreements in, the State of Utah.

          (b) LESSOR'S LIENS. Trust Company, in its individual capacity, further represents, warrants and covenants that there are no Lessor's Liens attributable to it in its individual capacity on the Delivery Date. The Owner Trustee, in its trust capacity, and at the cost and expense of the Lessee, covenants that it will in its trust capacity promptly, and in any event within 30 days after the same shall first become known to it, take such action as may be necessary to discharge duly any Lessor's Liens (other than a Permitted Security Interest) attributable to it in its trust capacity. Trust Company, in its individual capacity, covenants and agrees that it will at its own expense take such action as may be necessary to duly discharge and satisfy in full, promptly, and in any event within 30 days after the same shall first become known to it, any Lessor's Liens attributable to it in its individual capacity which may arise at any time after the date of this Agreement.

          (c) INDEMNITY FOR LESSOR'S LIENS. Trust Company, in its individual capacity, agrees to indemnify and hold harmless the Lessee, the Owner Participant and the Owner Trustee from and against any loss, cost, expense or damage which may be suffered by the Lessee, the Owner Participant or the Owner Trustee as a result of the failure of Trust Company to discharge and satisfy any Lessor's Liens attributable to it in its individual capacity, as described in Section 5.03(b) hereof.

          (d) SECURITIES ACT. None of Trust Company, the Owner Trustee or any Person authorized by either of them to act on its behalf has directly or indirectly offered any interest in the Lessor's Estate, or in any similar security relating to the Lessor's Estate, for sale to, or solicited any offer to acquire any such interest or security from, or has sold any such interest or security to, any Person in violation of the Securities Act or any applicable state securities laws.

          (e) ACTIONS WITH RESPECT TO LESSOR'S ESTATE, ETC. Neither Trust Company, in its individual capacity, nor the Owner Trustee will take any action to subject the Lessor's Estate or the trust established by the Trust Agreement, as debtor, to the reorganization or liquidation provisions of the Bankruptcy Code or any other applicable bankruptcy or insolvency statute.

          (f) OTHER BUSINESS. Owner Trustee will not enter into any business or other activity except as contemplated by the Operative Agreements.

          (g) PERFORMANCE OF AGREEMENTS. Owner Trustee shall perform its obligations under the Operative Agreements to which it is a party in accordance with the terms thereof.

          Section 5.04. THE LESSEE'S RIGHT OF QUIET ENJOYMENT. Notwithstanding any other provision of any of the Operative Agreements, each other party to this Agreement agrees, severally and as to its own actions only, that it will not, so long as no Event of Default shall have occurred and be continuing, take or cause to be taken any action contrary to the Lessee's rights under the Lease, including, without limitation, its rights to possession, use and quiet enjoyment of the Aircraft during the Term, PROVIDED that nothing contained herein shall affect any of the rights of the Owner Participant or the Owner Trustee expressly granted to such Person under any Operative Agreement.

          Section 5.05. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. Representations, warranties and covenants of the Owner Participant and the
Owner Trustee (in its individual or trust capacity) provided for in this Article 5, and their respective obligations under any and all of them, shall survive the delivery of the Aircraft and the expiration or other termination of this Agreement and the other Operative Agreements.

          Section 5.06. COMPLIANCE WITH TRUST AGREEMENT, ETC. Each of the Owner Participant, Trust Company, and the Owner Trustee agrees with the Lessee that so long as the Lease shall be in effect it will (i) comply with all of the terms of the Trust Agreement applicable to it in its respective capacity, the noncompliance with which would materially adversely affect any such party and
(ii) not take any action, or cause any action to be taken, to amend, modify or supplement any other provision of the Trust Agreement in a manner that would materially adversely affect any such party without the prior written consent of such party. The Owner Trustee confirms for the benefit of the Lessee that it will comply with the provisions of Article 2 of the Trust Agreement. Notwithstanding anything else to the contrary in the Trust Agreement, so long as the Lease remains in effect, the Owner Participant agrees not to terminate or revoke the trust created by the Trust Agreement without the consent of the Lessee.

                                   ARTICLE 6.
                                      TAXES

          Section 6.01. LESSEE'S OBLIGATION TO PAY TAXES.

          (a) GENERALLY. The Lessee agrees promptly to pay when due, and to indemnify on an After Tax Basis and hold each Tax Indemnitee harmless from all license, recording, documentary, registration and other fees and all taxes (including, without limitation, income, gross receipts, sales, rental, use, value added, property (tangible and intangible), AD VALOREM, excise and stamp taxes), fees, levies, imposts, recording duties, duties, charges, assessments or withholdings of any nature whatsoever, together with any assessments, penalties, fines, additions to tax or interest thereon (individually, a "Tax," and collectively called "Taxes"), however imposed or asserted (whether imposed upon any Tax Indemnitee, the Lessee, all or any part of the Aircraft, Airframe, any Engine or any Part or the Lessor's Estate, Rent, or otherwise upon or with respect to any Operative Agreement or any transactions contemplated thereunder or any payments thereunder or otherwise in connection therewith), by any Federal, state or local government or taxing authority in the United States, or by any government or taxing authority of a foreign country or of any political subdivision or taxing authority thereof or by a territory or possession of the United States or an international taxing authority, in any such case as relating to or measured by:

               (i) the construction, purchase, charter, rental, assignment, presence, overhaul, control, acceptance, rejection, delivery, nondelivery, transport, location, ownership, registration, reregistration, deregistration, insuring, assembly, possession, repossession, operation, use, non-use, condition, maintenance, repair, improvement, conversion, sale, return, abandonment, preparation, installation, storage, redelivery, replacement, manufacture, leasing, subleasing, sub-subleasing, modification, alteration, rebuilding, importation, transfer of title, transfer of registration, exportation or other application or disposition of, or the imposition of any Lien (or the incurrence of any liability to refund or pay over any amount as a result of any Lien) on, the Aircraft, the Airframe, any Engine or any Part or any interest therein;

               (ii) amounts payable under the Operative Agreements;

               (iii) the Aircraft, or the income or other proceeds (x) received with respect to the Aircraft attributable to the transactions contemplated by the Operative Agreements or (y) held by the Owner Trustee under the Trust Agreement or after an Event of Default under the Lease;

               (iv) with respect to any Operative Agreement, any interest therein or by reason of the transactions described in or contemplated by the Operative Agreements;

               (v) the Aircraft, the Airframe, any Engine or any Part;

               (vi) the rentals (including Basic Rent and Supplemental Rent), receipts, earnings, principal, interest, fees, proceeds and any other income or amounts payable, whether actual or deemed, arising upon, under or in connection with any of the Operative Agreements;

               (vii) in the case of the Owner Participant, any "prohibited transaction," within the meaning of Section 406 of ERISA or
     Section 4975(c)(1) of the Code, arising out of or in connection with the acquisition or holding of the Owner Participant's interest in the Trust Estate.

          (b) EXCEPTIONS. The indemnity provided for in Section 6.01(a) shall not extend to any of the following:

               (i) With respect to a Tax Indemnitee, Taxes, whether imposed by withholding or otherwise, based upon, measured by or with respect to the net or gross income, items of tax preference or minimum tax or excess profits, alternative minimum taxes, receipts, capital, franchise, net worth (whether, denominated income, excise, capital stock, or doing business taxes) or other similarly-based taxes (other than taxes that are in the nature of, sales, use, transfer, ad valorem, stamp, property, or similar taxes) ("Income Taxes") imposed by the United States or by any state, local or foreign jurisdiction, PROVIDED, HOWEVER, that this clause shall not exclude from the indemnity described in Section 6.01(a) above any such Income Taxes to be imposed by any such jurisdiction (other than the United States or any state or local taxing authority in any state in the United States) as a result of (I) the operation, registration, location, presence, or use of the Aircraft, Airframe, any Engine or any Part thereof, by the Lessee or any Affiliate thereof or any Sublessee within the jurisdiction of the taxing authority imposing such Tax, (II) the presence or activities of the Lessee or any Affiliate thereof or any Sublessee within the jurisdiction of the taxing authority imposing such Tax, (III) the status of the Lessee or any Affiliate thereof or any Sublessee as a foreign entity or as an entity owned in whole or in part by foreign persons, or (IV) the Lessee or any Affiliate thereof or any Sublessee having made (or having been deemed to have made) payments to such Tax Indemnitee from the jurisdiction of the taxing authority imposing such Tax,;

               (ii) Taxes imposed with respect to any period beginning after the earlier of (A) the discharge in full of the Lessee's obligation, if any, to pay Termination Value under and in accordance with the Lease, (B) the expiration of the Term of the Lease or (C) the termination of the Lease in accordance with the applicable provisions of the Lease thereof;

               (iii) As to the Owner Trustee, Taxes imposed against the Owner Trustee upon or with respect to any fees for services rendered in its capacity as Owner Trustee under the Trust Agreement;

               (iv) With respect to any Tax Indemnitee, Taxes resulting from the willful misconduct or gross negligence of such Tax Indemnitee or a Related Tax Indemnitee;

               (v) Taxes imposed on the Owner Trustee or the Owner Participant or any successor, assign or Affiliate thereof which became payable by reason of any mortgage, pledge, financing, voluntary transfer or disposition by such Tax Indemnitee subsequent to the Delivery Date, including revocation of the Trust, of any interest in some or all of the Aircraft, Airframe, Engines or Parts thereof or its interest in the Lessor's Estate or a transfer or disposition of shares or other interests in the Owner Trustee or the Owner Participant or a disposition in connection with a bankruptcy or similar proceedings involving either the Lessor or the Owner Participant or a transfer or disposition of shares or other interests in the Owner Trustee or the Owner Participant in each case other than (A) transfers resulting from a loss, substitution or modification of the Aircraft, Engines or any Part, (B) transfers pursuant to the Lessor's exercise of remedies in accordance with Section 17 of the Lease, (C) termination of the Lease upon the Lessee's exercise of Lessee's options pursuant to Section 14 of the Lease, or (D) a transfer to Lessee pursuant to Section 13(b) of the Lease; the parties agree to cooperate to minimize any such Taxes covered by this provision;

               (vi) Taxes subject to indemnification by the Lessee pursuant to the Tax Indemnity Agreement;

               (vii) Taxes imposed on a successor, assign or other transferee of any interest of a Tax Indemnitee in the Aircraft, any Engine or any Part or any Operative Agreement or any proceeds thereunder to the extent that the aggregate amount of such Taxes exceeds the aggregate amount of Taxes that would have been imposed on the transferor (determined at the time of the transfer) and that would have been indemnifiable pursuant to
     Section 6.01(a) hereof, provided that the exclusion in this clause (vii) shall not apply in the case of any such sale, assignment, transfer or disposition that occurs in connection with an Event of Default or in connection with a bankruptcy, insolvency or other proceeding for the relief of debtors in which the Lessee is a debtor;

               (viii) Any Taxes which have been properly included in the Purchase Price;

               (ix) Any Taxes imposed on the Owner Trustee or Owner Participant which would not have been imposed but for a Lessor's Lien;

               (x) In the case of the Owner Participant, any Taxes relating to, resulting from, arising out of or in connection with a "prohibited transaction" within the meaning of Section 406 of ERISA or
     Section 4975(c)(1) of the Code resulting from the direct or indirect use of assets of any ERISA Plan to acquire or hold Owner Participant's interest in the Trust Estate or in the case of any transferee of the Owner Participant referred to in Section 5.01(c), to purchase the Beneficial Interest pursuant to Section 5.01(c);

               (xi) Taxes that are being contested in accordance with the provisions hereof;

               (xii) United States withholding Taxes imposed on the Owner Participant as a result of the Owner Participant not being a U.S. Person;

               (xiii) interest, penalties, fines or additions to tax to the extent they relate to Taxes for which no indemnity would be payable by Lessee pursuant to this Section 6.01(b); or

               (xiv) Taxes arising from or attributable to the like-kind exchange transaction described in the last sentence of Section 2.01(a) to the extent such Taxes exceed the amount of Taxes that would have been imposed in the absence of such like-kind exchange transaction.

          Section 6.02. AFTER TAX BASIS. The amount which the Lessee shall be required to pay with respect to any Tax indemnified against under Section 6.01 (an "Indemnifiable Tax") shall be an amount sufficient to restore the Tax Indemnitee, on an After Tax Basis, to the same position such party would have been in had such Tax not been incurred, taking into account any tax benefits recognized by such Tax Indemnitee as a result of the Indemnifiable Tax. If any Tax Indemnitee actually realizes a tax benefit (whether by credit, deduction or otherwise), or would have realized such a benefit as to which it has been given notice if properly claimed, and with respect to Owner Participant, the Owner Participant has not determined in good faith that claiming such benefit would have a material adverse impact on the Owner Participant or an Affiliate thereof, by reason of the payment of any Tax paid or indemnified against by the Lessee, provided that an Event of Default has not occurred and is not continuing, such Tax Indemnitee shall promptly pay to the Lessee, to the extent such tax benefit was not previously taken into account in computing such payment or indemnity, but not before the Lessee shall have made all payments then due to such Tax Indemnitee under this Agreement, the Tax Indemnity Agreement and any other Operative Agreement, an amount equal to the lesser of (x) the sum of such tax benefit plus any other tax benefit realized by such Tax Indemnitee that would not have been realized but for any payment made by such Tax Indemnitee pursuant to this sentence and not already paid to the Lessee, or (y) the amount of the payment made under Section 6.01 hereof and this Section 6.02 by the Lessee to such Tax Indemnitee plus the amount of any other payments by the Lessee to such Tax Indemnitee theretofore required to be made under this Section 6.02 and Sections 6.01 and 6.05 hereof (and the excess, if any, of the tax benefit over the applicable amount described in clause (x) over the amount described in clause (y) above shall be carried forward and applied to reduce PRO TANTO any subsequent obligations of the Lessee to make payments to such Tax Indemnitee pursuant to Section 6.01 hereof). If an amount payable by any Tax Indemnitee to the Lessee pursuant to this Section 6.02 is not paid when due because of the occurrence and continuation of any Event of Default, such amount shall be payable by any Tax Indemnitee to the Lessee upon the Lessee's curing all Events of Default. The Lessee shall reimburse on an After Tax Basis such Tax Indemnitee (subject to Section 6.01(b), but only insofar as subsections (iv), (vi), (vii), (ix), (x), (xi), (xii) and (xiii) thereof would apply) for any payment of a tax benefit pursuant to the preceding sentence (or a tax benefit otherwise taken into account in calculating the Lessee's indemnity obligation hereunder) to the extent that such tax benefit is subsequently disallowed or reduced.

          In determining the order in which any Tax Indemnitee utilizes withholding or other foreign taxes as a credit against such Tax Indemnitee's United States income taxes, such Tax Indemnitee shall be deemed to utilize (i) first, all foreign taxes other than those described in clause (ii) below; and
(ii) then, on a pro rata basis, all foreign taxes with respect to which such Tax Indemnitee is entitled to obtain indemnification pursuant to an indemnification provision contained in any lease, loan agreement, or other financing document (including this Agreement) that is similar to the indemnification provision in this Article 6.

          Section 6.03. TIME OF PAYMENT. Any amount payable to a Tax Indemnitee pursuant to this Article 6 shall be paid promptly, but in any event within 30 days after receipt of a written demand therefor from such Tax Indemnitee accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable, PROVIDED that in the case of amounts which are being contested by the Lessee in good faith or by the Tax Indemnitee in either case pursuant to Section 6.04 hereof, or subject to verification proceedings pursuant to Section 6.11 hereof, such amount shall be payable within 30 days after the time such contest or verification proceeding, as the case may be, is finally resolved. In no event shall any amount be payable under Section 6.01 until two Business Day prior to the due date for Tax in issue.

          Section 6.04. CONTESTS.

          (a) NOTICE OF CLAIM. If a written claim is made against any Tax Indemnitee for Taxes with respect to which the Lessee is liable for a payment or indemnity hereunder, such Tax Indemnitee shall promptly (but in any event within 30 days of receipt thereof) give the Lessee notice in writing of such claim and shall furnish the Lessee with copies of any written requests for information sent to such Tax Indemnitee from any taxing authority to the extent relating to such Taxes with respect to which the Lessee may be required to indemnify hereunder; PROVIDED, HOWEVER, that the failure of a Tax Indemnitee to give such notice or furnish such copy shall not terminate any of the rights of such Tax Indemnitee under this Article 6, except (A) to the extent that the Lessee's contest rights have been materially and adversely impaired by the failure to provide such notice or copy or (B) to the extent that such failure results in the imposition of, or an increase in the amount of, any penalties, interest or additions to Tax related to the Tax which is the subject of such claim or proceeding.

          (b) REQUEST FOR CONTEST. If a written claim shall be made against any Tax Indemnitee for any Tax, other than an Income Tax, for which the Lessee may be obligated to indemnify pursuant to Section 6.01 hereunder, and under applicable law of the taxing jurisdiction the Lessee is allowed to contest directly such Tax and the Tax to be contested is not reflected in a report or return with other Taxes of any Tax Indemnitee (as confirmed in writing by such Tax Indemnitee) and if the Tax Indemnitee determines in good faith that it will not suffer any adverse consequences as a result and that no tax return of the Tax Indemnitee will be kept open as a result of such contest beyond the applicable statute of limitations period (as confirmed in writing by such Tax Indemnitee), then the Lessee shall be permitted, at its expense and in its own name, or, if consented to in writing by the Tax Indemnitee, in the name of such Tax Indemnitee, to contest the imposition of such Tax (a " Lessee Controlled Contest"); PROVIDED, HOWEVER, that the Lessee shall not be permitted or entitled to contest any Tax unless (A) such contest will not result in the risk of an imposition of criminal penalties or a more than de minimis risk of a sale, forfeiture or loss of the Aircraft, the Airframe, the Engines or any part thereof or the creation of any Lien other than Liens for Taxes of the Lessee (x) either not yet due or being contested in good faith by appropriate proceedings so long as such proceedings do not involve the risk of an imposition of criminal penalties or a more than de minimis risk of any sale, forfeiture or loss of the Aircraft (unless the Lessee has provided a bond or other sufficient protection against any such risk reasonably satisfactory to the Tax Indemnitee), and (y) for the payment of which such reserves, if any, as required to be provided under generally accepted accounting principles have been provided and, to the extent permitted by law, the Lessee shall be entitled to withhold payment during pendency of such contest, (B) if an Event of Default shall have occurred and be continuing, the Lessee shall have provided security for its obligations hereunder reasonably satisfactory to the Owner Participant by placing in escrow funds to cover any such obligations, (C) the Lessee shall have agreed to pay such Tax Indemnitee on demand and on an After Tax Basis all costs and expenses that such Tax Indemnitee actually incurs in connection with contesting such claim (including, without limitation, all costs, expenses, losses, reasonable legal and accounting fees, disbursements, or penalties, interest and addition to tax), (D) if such contest shall be conducted in a manner requiring the payment of the claim in advance, the Lessee shall have advanced sufficient funds, on an interest free basis, to make the payment required (or the Lessee shall have paid the amount required directly to the appropriate taxing authority), and agreed to indemnify the Tax Indemnitee against any additional net adverse tax consequences on an After Tax Basis to such Tax Indemnitee of such advance, and (E) if requested by the Owner Participant, independent tax counsel selected by Owner Participant and reasonably acceptable to the Lessee has rendered an opinion within 30 days of the Owner Participant providing notice of the claim to the Lessee that a Reasonable Basis exists for contesting such claim.

          If the Lessee shall so request within 30 days after receipt of such notice from a Tax Indemnitee under this Section 6.04 hereof and with respect to a Tax for which the Lessee may be obligated to indemnify pursuant to
Section 6.01 and which does not satisfy the requirements to constitute a Lessee Controlled Contest, such Tax Indemnitee shall in good faith at the Lessee's after-tax expense contest the imposition of such Tax; PROVIDED, HOWEVER, that such Tax Indemnitee, after considering in good faith any advice of the Lessee and the Lessee's counsel concerning the forum in which the adjustment is most likely to be favorably resolved, may in its sole discretion select the manner and forum for such contest and determine whether any such contest shall be made by (a) resisting payment thereof if lawful and practicable or not paying the same except under protest if protest is necessary and proper in each case so long as non-payment will not result in a more than de minimis risk of the sale, forfeiture or loss of, or the creation of a Lien other than a Permitted Lien on the Aircraft, Airframe or any Engine or any risk of criminal liability; or (b) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and/or judicial proceedings; PROVIDED FURTHER, HOWEVER, that at such Tax Indemnitee's option, such contest shall be conducted by the Lessee in the name of such Tax Indemnitee if such Tax Indemnitee so requests in writing and that in no event shall such Tax Indemnitee be required or the Lessee permitted to contest under this paragraph the imposition of any Tax for which the Lessee may be obligated pursuant to this Section 6.01 unless:

               (i) in the case of an Income Tax, the Lessee shall have furnished at the Lessee's expense an opinion of counsel selected by the Lessee and reasonably satisfactory to such Tax Indemnitee to the effect that a Reasonable Basis exists for pursuing such contest;

               (ii) the Lessee shall have agreed to pay such Tax Indemnitee on demand and on an After Tax Basis all reasonable costs and expenses that such Tax Indemnitee may incur in connection with contesting such claim (including, without limitation, all costs expenses, losses, reasonable legal and accounting fees, disbursements, penalties, interest and additions to tax);

               (iii) such Tax Indemnitee shall have determined that the action to be taken will not result in any more than de minimis danger of sale, forfeiture or loss of, or the creation of any Lien other the Liens for Taxes of the Lessee (or any Sublessee) either not yet due or being contested in good faith by appropriate proceedings so long as such proceedings do not involve any more than de minimis risk of the sale, forfeiture or loss of the Aircraft, the Airframe or any Engine or any interest therein (unless the Lessee has provided a bond or other sufficient protection against any such risk reasonably satisfactory to the Tax Indemnitee) and for the payment of which such reserves, if any, as are required to be provided under generally accepted accounting principles have been provided;

               (iv) if an Event of Default shall have occurred and be continuing, the Lessee shall have provided security for its obligations hereunder reasonably satisfactory to the Owner Participant by placing in escrow sufficient funds to cover any such obligations;

               (v) Lessee shall have acknowledged its liability for such claims;

               (vi) such contest and related contests involving other equipment involve potential payments and/or indemnities by the Lessee (whether or not such indemnity is pursuant to this Agreement) of at least $25,000 in the aggregate; and

               (vii) if such contest shall be conducted in a manner requiring the payment of the claim in advance, the Lessee shall have advanced sufficient funds, on an interest free basis, to make the payment required, and agreed to indemnify the Tax Indemnitee against any additional net adverse tax consequences on an After Tax Basis to such Tax Indemnitee of such advance.

          In the case of a contest which is not a Lessee Controlled Contest, if requested by the Lessee, the Tax Indemnitee shall appeal any adverse administrative or judicial decision, except that the Tax Indemnitee shall not be required to appeal any adverse decision to the United States Supreme Court provided that with respect to an appeal of an adverse judicial decision a substantial basis in law and fact must exist that such appeal will be successful. If the Lessee is permitted under applicable law to contest a Tax asserted against the Lessee and the same or similar Tax is also asserted against the Tax Indemnitee, subject to the conditions herein, each of the Lessee and such Tax Indemnitee shall conduct its contest in its own name and the Lessee and such Tax Indemnitee will cooperate in a reasonable manner with respect to the respective contests of such Tax.

          (c) DECLINING TO CONTEST; SETTLEMENT.

               (i) If, after the Lessee has properly requested a contest in accordance with this Section 6.04 and Lessee is then complying with the terms of this Section 6.04, any Tax Indemnitee shall at any time decline to take any action required under Section 6.04 with respect to such contest, then, if such failure shall cause the contest to be determined adversely or shall preclude such contest as a matter of law, the Lessee shall not be obligated to indemnify such Tax Indemnitee for such Tax and such Tax Indemnitee shall reimburse the Lessee for all amounts previously advanced by the Lessee in connection with such contest (other than costs and expenses of such contest).

               (ii) No Tax Indemnitee shall settle a contest of any indemnified Tax without requesting the Lessee's written consent (which consent will not be unreasonably withheld, as determined in the Lessee's good faith judgment). If any Tax Indemnitee shall settle a contest for any Tax without receiving the Lessee's written consent, then the Lessee shall not be obligated to indemnify such Tax Indemnitee for such Tax and the Tax Indemnitee shall reimburse the Lessee for all amounts previously advanced with respect to such contest (other than costs and expenses of such contest). Notwithstanding the preceding two sentences, no Tax Indemnitee shall be required to take or continue any action unless the Lessee shall have agreed to pay the Tax Indemnitee on a current and After Tax Basis all reasonable fees and expenses (including reasonable attorney's and accountant's fees) which such Tax Indemnitee may incur as a result of contesting such Taxes.

          (d) CONTINUING CLAIMS. Notwithstanding anything contained in this
Section 6.04 to the contrary, no Tax Indemnitee shall be required to contest any claim if the subject matter thereof shall be of a continuing nature and shall have previously been adversely decided pursuant to the contest provisions of this Section 6.04 unless there shall have been a change in the law (including, without limitation, amendments to statutes or regulations, administrative rulings and court decisions) or the Lessee shall have provided new facts after such claim shall have been so previously decided, and such Tax Indemnitee shall have received an opinion of independent tax counsel selected by it and reasonably approved by the Lessee and furnished at the Lessee's sole expense to the effect that, as a result of such change or new facts, it is more likely than not that the position which such Tax Indemnitee or the Lessee, as the case may be, had asserted in such previous contest, would prevail.

          (e) CLAIMS BARRED. If (A) any Tax Indemnitee fails to give the Lessee written notice pursuant to this Section 6.04 of any claim by any government or taxing authority for any Tax for which the Lessee is obligated pursuant to this
Section 6.01, (B) as a direct result of such failure the contest of such claim has been materially and adversely impaired and (C) the Lessee furnishes, at the Lessee's expense, an opinion of counsel selected by the Lessee and reasonably satisfactory to such Tax Indemnitee to the effect that, had the contest of such claim not been materially and adversely impaired, a Reasonable Basis would have existed for pursuing such contest, such Tax Indemnitee shall be deemed to have waived its right to any payment by the Lessee that would otherwise be payable by the Lessee pursuant to this Section 6.01 in respect of such claim.

          Section 6.05. REFUNDS. When a Tax Indemnitee becomes entitled to receive a refund or credit against Tax of all or any part of any Taxes which the Lessee shall have paid for such Tax Indemnitee or for which the Lessee shall have reimbursed or indemnified such Tax Indemnitee, such Tax Indemnitee shall pay, provided an Event of Default has not occurred and is not continuing, to the Lessee an amount equal to the amount of such refund or credit, together with any interest attributable thereto, less (x) all payments then due to such Tax Indemnitee under this Article 6, and (y) Taxes imposed with respect to the accrual or receipt thereof, including interest received attributable thereto, plus any tax benefit realized by such Tax Indemnitee as a result of any payment by such Tax Indemnitee made pursuant to this sentence; PROVIDED, HOWEVER, that such amount shall not be payable (a) before such time as the Lessee shall have made all payments or indemnities then due and payable to such Tax Indemnitee under this
Article 6 and (b) to the extent that the amount of such payment (without regard to any interest component thereof) would exceed (i) the amount of all prior payments by the Lessee to such Tax Indemnitee pursuant to this Article 6 less
(ii) the amount of all prior payments by such Tax Indemnitee to the Lessee pursuant to this Article 6 (any such excess shall be carried forward to reduce PRO TANTO any subsequent obligations of the Lessee to make payments to such Tax Indemnitee pursuant to Section 6.01 hereof). If an amount payable by any Tax Indemnitee to the Lessee pursuant to this Section 6.02 is not paid when due because of the occurrence and continuation of an Event of Default, such amount shall be payable by any Tax Indemnitee to the Lessee upon the Lessee's curing all Events of Default.

          Any subsequent loss of such refund or tax benefit shall be treated as a Tax subject to indemnification under the provisions of this Article 6 (in the case of any such tax benefit, subject to Section 6.01(b) but only insofar as subsections (iv), (vi), (vii), (ix),(x), (xi), (xii) and (xiii) thereof would apply).

          Section 6.06. REPORTS. In case any report or return is required to be made with respect to any Taxes (other than Income Taxes) against which the Lessee is or may be obligated to indemnify the Indemnitees under this Article 6, the Lessee shall, to the extent it has knowledge thereof, make such report or return, except for any such report or return that the Tax Indemnitee has notified the Lessee that it intends to file, in such manner as will show the ownership of the Aircraft in the Owner Trustee (unless the ownership of the Aircraft is not shown on such report or return) and, upon request, shall send a copy of the applicable portions of such report or return to the Tax Indemnitee and the Owner Trustee or will notify the Tax Indemnitee of such requirement and make such report or return in such manner as shall be satisfactory to such Tax Indemnitee and the Owner Trustee. The Lessee will provide such information within the possession or control of the Lessee as the Tax Indemnitee may reasonably request in writing from the Lessee to enable the Tax Indemnitee to fulfill its tax filing requirements with respect to the transactions contemplated by the Operative Agreements (without duplication of any comparable requirements of the Tax Indemnity Agreement) and any audit information request arising from any such filing. The Tax Indemnitee will provide such information within its possession or control as the Lessee may reasonably require from such Tax Indemnitee to enable the Lessee to fulfill its tax filing requirements with respect to the transactions contemplated by the Operative Agreements and any audit information request arising from such filing; PROVIDED that in no event shall any Tax Indemnitee be required to provide copies of any of its tax returns.

          Section 6.07. SURVIVAL OF OBLIGATIONS. The representations, warranties, indemnities and agreements of the Lessee provided for in this
Article 6 and the Lessee's obligations under any and all of them, in each case, with respect to events or periods prior to the expiration or termination of the Lease shall survive the expiration or other termination of the Operative Agreements.

          Section 6.08. PAYMENT OF TAXES. With respect to any Tax otherwise indemnifiable hereunder by the Lessee and applicable to the Aircraft, Airframe, any Engine or Parts, to the extent permitted by the applicable federal, state, local or foreign law, the Lessee shall pay such tax directly to the relevant Taxing authority and file any returns or reports required with respect thereto to the extent legally entitled to do so in its own name; PROVIDED, HOWEVER, that the Lessee shall not make any statements or take any action which would indicate that the Lessee or any Person other than the Owner Trustee or Owner Participant is the owner of the Aircraft, the Airframe, any Engine or any Part or which would otherwise be inconsistent with the terms of the Lease or the Tax Indemnity Agreement and the position thereunder of the Owner Trustee and the Owner Participant.

          Section 6.09. REIMBURSEMENTS BY INDEMNITEES GENERALLY. To the extent the Lessee is required to pay or withhold any Tax imposed on or with respect to a Tax Indemnitee in respect of the transactions contemplated by the Operative Agreements, which Tax is not otherwise the responsibility of the Lessee under the Operative Agreements, or any other written agreements between the Lessee and such Tax Indemnitee, then such Tax Indemnitee shall pay to the Lessee within 30 days of the Lessee's demand therefor an amount which equals the amount actually paid by the Lessee with respect to such Taxes.

          Section 6.10. FORMS. Each Tax Indemnitee agrees to furnish from time to time to Lessee or to such other person as Lessee may designate, at Lessee's request, such duly executed and properly completed forms as may be necessary or appropriate in order to claim any reduction of or exemption from any withholding or other Tax imposed by any taxing authority, if (x) such reduction or exemption is available to such Tax Indemnitee, (y) Lessee has provided such Tax Indemnitee with any information necessary to complete such form not otherwise reasonably available to such Tax Indemnitee, and (z) with respect to Owner Participant, the Owner Participant has determined in good faith that furnishing such form could not have a material adverse impact on the Owner Participant or an Affiliate thereof.

          Section 6.11. VERIFICATION. At the Lessee's request, the accuracy of any calculation of amount(s) payable pursuant to this Article 6 shall be verified by independent public accountants selected by the applicable Tax Indemnitee and reasonably satisfactory to the Lessee, and such verification shall bind the applicable Tax Indemnitee and the Lessee. In order, and to the extent necessary, to enable such independent accountants to verify such amounts, such Tax Indemnitee shall provide to such independent accountants (for their confidential use and not to be disclosed to the Lessee or any other person) all information reasonably necessary for such verification. Verification shall be at the expense of the Lessee, unless such verification results in an adjustment in the Lessee's favor of $10,000 or more of the amount of the payment as computed by such Tax Indemnitee, in which case the verification shall be at the expense of the Tax Indemnitee.

          Section 6.12. NON-PARTIES. If a Tax Indemnitee is not a party to this Agreement, Lessee may require the Tax Indemnitee to agree in writing, in a form reasonably acceptable to Lessee, to the terms of this Article 6 prior to making any payment to such Tax Indemnitee hereunder.

                                   ARTICLE 7.
                                GENERAL INDEMNITY

          Section 7.01. GENERALLY.

          (a) INDEMNITY. The Lessee agrees to indemnify each Indemnitee against and agrees to protect, defend, save and keep harmless each Indemnitee from and against and in respect of, and will pay on an After Tax Basis, any and all liabilities, obligations, losses, damages, settlements, penalties, claims, actions, suits, costs, disbursements and expenses, demands or judgments (including reasonable legal fees and expenses) of every kind and nature, whether or not any of the transactions contemplated by this Agreement are consummated and whether arising before, on or after the Delivery Date (individually, an "Expense," collectively, "Expenses"), which may be imposed on, incurred or suffered by or asserted against any Indemnitee, in any way relating to, arising out of or in connection with, any one or more of the following:

               (i) any Operative Agreement, Sublease or any transaction contemplated thereby;

               (ii) the operation, possession, use, non-use, maintenance, storage, overhaul, delivery, non-delivery, control, condition, alteration, modification, addition, improvement, airworthiness, replacement, substitution, return, abandonment, redelivery or other disposition, repair or testing of the Aircraft, Airframe, or any Engine or any engine used in connection with the Airframe, or any Part thereof by the Lessee, any sublessee or any other Person whatsoever, whether or not such operation, possession, use, non-use, maintenance, storage, overhaul, delivery, non-delivery, control, condition, alteration, modification, addition, improvement, airworthiness, replacement, substitution, return, abandonment, redelivery or other disposition, repair or testing is in compliance with the terms of the Lease, including, without limitation, claims for death, personal injury or property damage or other loss or harm to any Person whatsoever, including, without limitation, any passengers, shippers or other Persons wherever located, claims or penalty relating to any laws, rules or regulations, including, without limitation, environmental control, noise and pollution laws, rules or regulation and any Liens in respect of the Aircraft, any Engine or any Part;

               (iii) the manufacture, design, sale, return, purchase, acceptance, nonacceptance, rejection, delivery, non-delivery, condition, repair, modification, servicing, rebuilding, airworthiness, registration, reregistration, deregistration, ownership, financing, import, export, performance, non-performance, lease, sublease, transfer, merchantability, fitness for use, alteration, substitution or replacement of any Airframe, Engine, or Part or other transfer of use or possession, or other disposition of the Aircraft, the Airframe, any Engine or any Part including, without limitation, latent and other defects, whether or not discoverable, tort liability, whether or not arising out of the negligence of any Indemnitee (whether active, passive or imputed and including strict liability without fault), and any claims for patent, trademark or copyright infringement;

               (iv) any breach of or failure to perform or observe, or any other non-compliance with, any condition, covenant or agreement to be performed, or other obligations of the Lessee under any of the Operative Agreements, or the falsity or inaccuracy of any representation or warranty of the Lessee in any of the Operative Agreements (other than representations and warranties in the Tax Indemnity Agreement) or the occurrence of any Default or Event of Default;

               (v) the enforcement of the terms of the Operative Agreements (including this Section 7.01(a));

               (vi) any interest in the Lessor's Estate or the Trust Agreement or any similar interest; and

               (vii) in the case of the Owner Participant, any "prohibited transaction," within the meaning of Section 406 of ERISA or
     Section 4975(c)(1) of the Code, arising out of or in connection with the acquisition or holding of the Owner Participant's interest in the Trust Estate.

          (b) EXCEPTIONS. The indemnity provided for in Section 7.01(a) shall not extend to any Expense of any Indemnitee to the extent it:

               (i) is attributable to the willful misconduct or gross negligence of such Indemnitee (other than gross negligence or willful misconduct imputed to such person by reason of its interest in the Aircraft or any transaction documents);

               (ii) except to the extent fairly attributable to acts or events occurring prior thereto, is attributable to acts or events (other than the performance by Lessee of its obligations pursuant to the terms of the Operative Agreements) which occur after the Aircraft is no longer part of the Lessor's Estate or, if the Aircraft remains a part of the Lessor's Estate, after the expiration of the Term (unless the Aircraft is being returned at such time, in which case after return of physical possession; PROVIDED that if the Lease has been terminated pursuant to Section 17 thereof, the indemnity provided in Section 7.01(a) hereof shall survive for so long as Lessor shall be exercising remedies under such Section 17), or to acts or events which occur after return of possession of the Aircraft by the Lessee in accordance with the provisions of the Lease (subject to the foregoing proviso if the Lessor has terminated the Lease pursuant to
     Section 17 of the Lease); PROVIDED that nothing in this clause (ii) shall be deemed to exclude or limit any claim that any Indemnitee may have under Applicable Law by reason of an Event of Default or for damages from Lessee for breach of Lessee's covenants contained in the Lessee Documents or to release Lessee from any of its obligations under the Lessee Documents that expressly provide for performance after termination of the Term;

               (iii) other than as expressly provided herein or in the other Operative Agreements, is a Tax or loss of a Tax benefit, whether or not the Lessee is required to indemnify therefor pursuant to Article 6 hereof or pursuant to the Tax Indemnity Agreement;

               (iv) is a cost or expense expressly required to be paid by such Indemnitee or its permitted transferees (and not by the Lessee) pursuant to this Agreement or any other Operative Agreement and for which the Lessee is not otherwise obligated to reimburse such Indemnitee, directly or indirectly pursuant to the terms of this Agreement or such other Operative Agreement;

               (v) is attributable to the incorrectness or breach by such Indemnitee of its representations or warranties, under any of the Operative Agreements except to the extent such incorrectness or breach was caused by a breach by Lessee of any representation or warranty or by any failure of Lessee to perform any obligation under an Operative Agreement;

               (vi) is attributable to the failure by such Indemnitee to perform any of its obligations under any of the Operative Agreements except to the extent such failure was caused by a breach by Lessee of any representation or warranty or by any failure of Lessee to perform any obligation under an Operative Agreement;

               (vii) is, in the case of the Owner Participant, Lessor's Liens attributable to the Owner Participant; in the case of the Owner Trustee, Lessor's Liens to the extent attributable to the Owner Trustee; in the case of Trust Company, Lessor's Liens to the extent attributable to Trust Company;

               (viii) is, in the case of the Owner Participant or the Owner Trustee, attributable to the offer or sale by such Indemnitee of any interest in the Aircraft, the Lessor's Estate or the Trust Agreement or any similar interest (including an offer or sale resulting from bankruptcy or other proceedings for the relief of debtors in which such Indemnitee is the debtor), unless in each case such offer or sale shall occur pursuant to the exercise of remedies under Section 17 of the Lease;

               (ix) in the case of the Owner Participant, is an Expense relating to, resulting from, arising out of or in connection with a "prohibited transaction" within the meaning of Section 406 of ERISA or
     Section 4975(c)(1) of the Code resulting from the direct or indirect use of assets of any ERISA Plan to acquire or hold Owner Participant's interest in the Trust Estate or in the case of any transferee of the Owner Participant referred to in Section 5.01(c), to purchase the Beneficial Interest pursuant to Section 5.01(c);

               (x) except during the continuation of an Event of Default, is attributable to any amendment to any of the Operative Agreements which is not requested, or consented to, by the Lessee or is not required or made pursuant to the terms of any of the Operative Agreements;

               (xi) is attributable to the exercise by any Indemnitee of any right to inspect the Aircraft except with respect to any such inspection conducted while an Event of Default is continuing;

               (xii) constitutes the loss of future profits of such Indemnitee or losses attributable to such Indemnitee's overhead; and

               (xiii) arises from or is attributable to the like-kind exchange transaction described in the last sentence of Section 2.01(a) to the extent such Expenses exceed the amount of Expenses that would have been imposed in the absence of such like-kind exchange transaction.

          Section 7.02. NOTICE AND PAYMENT. Each Indemnitee shall give prompt written notice to the Lessee of any liability as to which an officer of such Indemnitee has actual knowledge, for which the Lessee is, or may be, liable under this Article 7; PROVIDED, HOWEVER, that failure to give such notice shall not terminate any of the rights of an Indemnitee under this Article 7 and shall not release Lessee from any of its obligations to indemnify such Indemnitee hereunder, except to the extent that such failure adversely affects any applicable defense or counterclaim, otherwise increases the amount the Lessee would have been liable for in the absence of such failure to provide such notice or adversely affects the ability of Lessee's insurers to defend such claim.

          Section 7.03. DEFENSE OF CLAIMS. The Lessee or its insurers shall have the right (in each such case at the Lessee's sole expense) to investigate, defend (and control the defense of) any such claim for which indemnification is sought pursuant to this Article 7 (so long as Lessee has agreed in writing reasonably acceptable to the relevant Indemnitee that Lessee is liable to such Indemnitee for any Expenses relating to or arising out of the claim for which indemnification is sought, provided that Lessee will not be so liable to the extent that it is reasonably determined that one or more of the exclusions contained in Section 7.01(b) would be applicable to such claim) and each Indemnitee shall cooperate with the Lessee or its insurers with respect thereto, PROVIDED THAT, without limiting the right of the Lessee's insurers to assume and control the defense of or to compromise, any such claim, the Lessee shall not be entitled to assume and control the defense of or compromise any such claim (A) during the continuance of any Event of Default arising under Sections 16(a),
(b), (f), (g) or (h) of the Lease, (B) if an actual or potential material conflict of interest exists making it advisable in the good faith opinion of such Indemnitee (on the basis of prevailing standards of professional responsibility) for such Indemnitee to be represented by separate counsel or if such proceeding involves the potential imposition of criminal liability on such Indemnitee or (C) if such proceeding will involve any non-de minimis risk of the sale, forfeiture or loss of, or the creation of any Lien (other than Permitted Liens) on the Aircraft or the Trust Estate (unless the Lessee posts a bond or other security reasonably acceptable in form and substance to such Indemnitee) or involve any risk of criminal liability to such Indemnitee. Subject to the immediately foregoing sentence, where the Lessee or the insurers under a policy of insurance maintained by the Lessee undertake the defense of an Indemnitee with respect to such a claim, no additional legal fees or expenses of such Indemnitee in connection with the defense of such claim shall be indemnified hereunder unless the fees or expenses were incurred at the written request of the Lessee or such insurers. Subject to the requirement of any policy of insurance applicable to a claim, an Indemnitee may participate at its own expense at any judicial proceeding controlled by the Lessee or its insurers pursuant to the preceding provisions, to the extent that such party's participation does not, in the reasonable opinion of the independent counsel appointed by the Lessee or its insurers to conduct such proceedings, interfere with the defense of such claim (it being agreed that the making of copies, giving notice of proceedings and the like shall not be considered interference); and such participation shall not constitute a waiver of the indemnification provided in this Section 7.03. No Indemnitee shall enter into any settlement or other compromise with respect to any claim described in this Section 7.03 (other than any claim involving potential criminal liability) without the prior written consent of the Lessee, unless such Indemnitee waives its right to be indemnified under this Article 7 with respect to such claim or unless an Event of Default under Section 16(a), 16(f), 16(g) or 16(h) of the Lease is continuing. The Lessee shall not enter into any settlement or compromise with respect to which the Lessee has not agreed to indemnify such Indemnitee to such Indemnitee's satisfaction or which admits any criminal violation, gross negligence or willful misconduct on the part of any Indemnitee without the prior written consent of such Indemnitee.

          Section 7.04. INSURED CLAIMS. Notwithstanding any other provision of this Article 7 to the contrary, in the case of any claim indemnified by the Lessee hereunder which is covered by a policy of insurance maintained by the Lessee pursuant to Section 9 of the Lease or otherwise, it shall be a condition of such indemnity with respect to any particular Indemnitee that such Indemnitee shall cooperate with the insurers in the exercise of their rights to investigate, defend or compromise such claim as may be required to retain the benefits of such insurance with respect to such claim.

          Section 7.05. SUBROGATION. To the extent that an Expense indemnified by the Lessee under this Article 7 is in fact paid in full by the Lessee and/or an insurer under a policy of insurance maintained by the Lessee, the Lessee and/or such insurer as the case may be shall be subrogated to the extent of such payment to the rights and remedies of the Indemnitee on whose behalf such Expense was paid with respect to the transaction or event giving rise to such Expense (other than the rights and remedies in respect of insurance policies maintained by such Indemnitee and other than the rights of the Trust Company or the Owner Trustee and remedies against the Owner Participant under the Trust Agreement). Should an Indemnitee receive any refund, in whole or in part, with respect to any Expense paid in full by the Lessee hereunder, it shall promptly pay over the amount refunded (but not an amount in excess of the amount Lessee and/or such insurer has paid to such Indemnitee in respect of such Expense) to the Lessee unless a Specified Default or an Event of Default shall have occurred and be continuing (or would have occurred and be continuing if the Owner Participant had given the notice specified in Section 16(a) of the Lease), in which case, provided that Lessee shall have paid such Indemnitee all amounts required under this Article 7 or under any other Operative Agreement, such amounts shall be paid over to Owner Trustee to hold as security for Lessee's obligations under the Lessee Documents or, if requested by Lessee, applied to satisfy such obligations.

          Section 7.06. INFORMATION. Subject to Section 7.04, Lessee will provide the relevant Indemnitee with such information, not within the control of such Indemnitee, as is in Lessee's control or is reasonably available to Lessee, which such Indemnitee may reasonably request, and will otherwise cooperate with such Indemnitee, so as to enable such Indemnitee to fulfill its obligations under Section 7.03 and to control or participate in any proceeding to the extent permitted by Section 7.03. The Indemnitee shall supply Lessee with such information, not within the control of Lessee, as is in such Indemnitee's control or is reasonably available to such Indemnitee, which Lessee may reasonably request to control or participate in any proceeding to the extent permitted by Section 7.03.

          Section 7.07. SURVIVAL OF OBLIGATIONS. The indemnities and agreements of the Lessee provided for in this Article 7 shall survive the expiration or other termination of this Agreement.

          Section 7.08. EFFECT OF OTHER INDEMNITIES. The Lessee's obligations under this Article 7 shall be those of a primary obligor whether or not the Person indemnified shall also be indemnified with respect to the same matter under the terms of this Agreement, or any other document or instrument, and the Person seeking indemnification from the Lessee pursuant to any provision of this Agreement may proceed directly against the Lessee without first seeking to enforce any other right of indemnification.

          Section 7.09. WAIVER OF CERTAIN CLAIMS. The Lessee hereby waives and releases any Expense now or hereafter existing against any Indemnitee arising out of death or personal injury to personnel of the Lessee, loss or damage to property of the Lessee, or the loss of use of any property of the Lessee, which results from or arises out of the condition, use or operation of the Aircraft during the Term, including, without limitation, any latent or patent defect whether or not discoverable.

          Section 7.10. CERTAIN LIMITATIONS. The Lessee does not guarantee and nothing in the general indemnification provisions of this Article 7 shall be construed as a guarantee (or an indemnification) by the Lessee with respect to the residual value of the Aircraft or any part thereof.

                                   ARTICLE 8.
                                TRANSACTION COSTS

          Section 8.01. TRANSACTION COSTS AND OTHER COSTS.

          (a) TRANSACTION COSTS. If the transactions contemplated by this Agreement to occur on the Delivery Date are consummated, the Owner Participant shall pay (or reimburse the Lessee if the Lessee shall have previously made such payment) all fees and expenses of the following persons relating to the transactions contemplated hereby up to an aggregate maximum amount equal to the Assumed Transaction Costs (as defined in Exhibit B to the Lease), following receipt by the Owner Participant of appropriate invoices with respect thereto:
(i) the reasonable fees and expenses of counsel for Owner Participant; (ii) the reasonable fees and expenses of the respective counsel for the Lessee, the Owner Trustee, the Manufacturer, the Engine Manufacturer, Solitair and the Seller;
(iii) the reasonable fees and expenses of special aviation counsel; (iv) the initial fees and expenses of the Owner Trustee; (v) the fees and expenses of Seabury Securities, LLC (the "Lessee Advisor"); (vi) any amounts paid in connection with any appraisal report prepared for the Owner Participant; and
(vii) any other amounts approved by the Lessee and the Owner Participant. To the extent Transaction Costs exceed the Assumed Transaction Costs, (A) the Lessee shall pay (or reimburse the applicable party for) the amount of such excess and the Owner Participant shall have no obligation to pay (or reimburse the Lessee for) the amount of such excess and (B) the Owner Participant shall have the right to instruct the Lessee as to which of the Transaction Costs not exceeding the amount of such excess shall be paid (or reimbursed, as applicable) by the Lessee, in which case the Lessee shall pay (or reimburse the applicable party for) such Transaction Costs in accordance with such instructions of the Owner Participant.

          (b) CONTINUING EXPENSES. The Lessee agrees to pay, as Supplemental Rent, the continuing fees, expenses and disbursements (including reasonable counsel fees and expenses) of Trust Company and the Owner Trustee, with respect to the administration of the Lease and the Lessor's Estate.

          (c) AMENDMENTS AND SUPPLEMENTS. Without limitation of the foregoing, the Lessee agrees to pay, as Supplemental Rent, to the Owner Trustee and the Owner Participant all costs and expenses (including reasonable legal fees and expenses) incurred by any of them in connection with any amendment, supplement, waiver or consent (whether or not entered into) under this Agreement or any other Operative Agreement or document or instrument delivered pursuant to any of them, which amendment, supplement, waiver or consent is required by any provision of any Operative Agreement (including any adjustment pursuant to Section 3(d) of the Lease) or is requested by the Lessee or necessitated by the action or inaction of the Lessee; PROVIDED, HOWEVER, that the Lessee shall not be responsible for fees or expenses incurred in connection with the offer, sale or other transfer (whether pursuant to Section 5.01(c) hereof or otherwise) by the Owner Participant or the Owner Trustee of any interest in the Aircraft, the Lessor's Estate, the Beneficial Interest or the Trust Agreement or any similar interest (and the offeror, seller, or transferor shall be responsible for all such fees and expenses), unless such offer, sale or transfer shall occur (A) pursuant to the exercise of remedies under Section 17 of the Lease, or (B) in connection with the termination of the Lease or action or direction of the Lessee pursuant to Section 8, 13 or 14 of the Lease.

                                   ARTICLE 9.
                             SUCCESSOR OWNER TRUSTEE

          Section 9.01. APPOINTMENT OF SUCCESSOR OWNER TRUSTEE.

          (a) RESIGNATION AND REMOVAL. The Owner Trustee or any successor Owner Trustee may resign or may be removed (with the consent of the Lessee) by the Owner Participant, and a successor Owner Trustee may be appointed and a Person may become Owner Trustee under the Trust Agreement only in accordance with the provisions of Section 8.01 of the Trust Agreement and the provisions of paragraphs (b) and (c) of this Section 9.01.

          (b) CONDITIONS TO APPOINTMENT. The appointment in any manner of a successor Owner Trustee pursuant to Section 8.01 of the Trust Agreement shall be subject to the following conditions:

               (i) such successor Owner Trustee shall be a Citizen of the United States;

               (ii) such successor Owner Trustee shall be a bank or a trust company having combined capital, surplus and undivided profits of at least $100,000,000 or a bank or trust company fully guaranteed by a direct or indirect parent thereof having a combined capital, surplus and undivided profits of at least $100,000,000;

               (iii) such appointment shall not violate any provisions of the Transportation Code or any applicable rule or regulation of the applicable regulatory agency or body of any other jurisdiction in which the Aircraft may then be registered or create a relationship which would be in violation of the Transportation Code or any applicable rule or regulation of the applicable regulatory agency or body of any other jurisdiction in which the Aircraft may then be registered;

               (iv) such successor Owner Trustee shall enter into an agreement or agreements, in form and substance reasonably satisfactory to the Lessee and the Owner Participant whereby such successor Owner Trustee confirms that it shall be deemed a party to this Agreement and each other Operative Agreement to which the Owner Trustee is a party and agrees to be bound by all the terms of such documents applicable to the Owner Trustee and makes the representations and warranties contained in Section 5.03 hereof (except that it may be duly incorporated, validly existing and in good standing under the laws of the United States of America or any State thereof); and

               (v) all filings of Uniform Commercial Code financing and continuation statements, filings in accordance with the Transportation Code and amendments thereto shall be made and all further actions taken in connection with such appointment as may be necessary in connection with maintaining the valid and continued registration of the Aircraft in accordance with the Transportation Code.

                                  ARTICLE 10.
                      LIABILITIES OF THE OWNER PARTICIPANT

          Section 10.01. LIABILITIES OF THE OWNER PARTICIPANT. The Owner Participant shall not have any obligation or duty to the Lessee with respect to the transactions contemplated by this Agreement, except those obligations or duties expressly set forth in this Agreement or (to the Lessee only) the Tax Indemnity Agreement or in any other Operative Agreement to which the Owner Participant is a party and the Owner Participant shall not be liable for the performance by any other party hereto of such other party's obligations or duties hereunder.

                                  ARTICLE 11.
                                 OTHER DOCUMENTS

          Section 11.01. CONSENT OF LESSEE TO OTHER DOCUMENTS. The Lessee hereby consents in all respects to the execution and delivery of the Trust Agreement.

          Section 11.02. CONSENT OF OWNER PARTICIPANT TO OTHER DOCUMENTS. The Owner Participant hereby consents in all respects to the execution and delivery of the Lease and hereby agrees to follow the terms of the Lease which are applicable to it.

                                   ARTICLE 12.
                                     NOTICES

          Section 12.01. NOTICES. Except as otherwise specifically provided herein, all notices, requests, approvals or consents required or permitted by the terms hereof shall be in writing (it being understood that the specification of a writing in certain instances and not in others does not imply an intention that a writing is not required as to the latter). Any notice shall be effective when received. Any notice shall either be sent by overnight courier service or overnight delivery service or by hand, or sent in the form of a telecopy, PROVIDED that there is receipt of such notice the next Business Day from an overnight courier service, or by overnight delivery service or delivered by hand. Any notice shall be directed to the Lessee, the Lessor, the Owner Participant or any other party hereto to the respective addresses set forth below or to such other address or telecopy number as any such party may designate pursuant to this Section 12.01:

          (a) if to the Lessee, to its office at 2500 S. High School Road, Indianapolis, Indiana 46241, Attention: President; telephone (317) 484-6047, facsimile (317) 484-6060, with a copy to c/o Wexford Capital, LLC, 411 West Putnam Avenue, Greenwich, Connecticut 06830, Attention: Jay Maymudes and Arthur Amron, telephone (203) 862-7050 (Jay Maymudes) and (203) 862-7012 (Arthur Amron), facsimile (203) 862-7350 (Jay Maymudes) and (203) 862-7312 (Arthur Amron); or to such other address as the Lessee shall from time to time designate in writing to the Lessor and any Owner Participant;

          (b) if to the Lessor or the Owner Trustee, to its office at 79 South Main Street, Salt Lake City, Utah 84111, Attention: Corporate Trust Department, telephone (801) 246-5630, facsimile (801) 246-5053; or to such other address as the Lessor shall from time to time designate in writing to the Lessee, with a copy to the Owner Participant;

          (c) if to the Owner Participant to its office at 201 High Ridge Road, Stamford, Connecticut 06927-4900, Attention: Contracts Manager, telephone (203) 357-3773 facsimile (203) 357-3201; or to such other address as the Owner Participant shall from time to time designate in writing to the Lessee and the Owner Trustee;

                                   ARTICLE 13.
                                  MISCELLANEOUS

          Section 13.01. COUNTERPARTS. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          Section 13.02. NO ORAL MODIFICATIONS. Neither this Agreement nor any of its terms may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought. No such written termination, amendment, supplement, waiver or modification shall be effective unless a signed copy shall have been delivered to and executed by the Owner Trustee. A copy of each such termination, amendment, supplement, waiver or modification shall also be delivered to each other party to this Agreement.

          Section 13.03. CAPTIONS. The table of contents preceding this Agreement and the headings of the various Articles and Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions of this Agreement.

          Section 13.04. SUCCESSORS AND ASSIGNS. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the Lessee and its successors and permitted assigns, the Owner Participant and its successors and permitted assigns, the Owner Trustee and its successors as Owner Trustee (and any additional owner trustee appointed) under the Trust Agreement.

          Section 13.05. CONCERNING THE OWNER TRUSTEE. Trust Company is entering into this Agreement solely in its capacities (except to the extent otherwise expressly indicated), not in its individual capacity but solely as Owner Trustee under the Trust Agreement, and except as otherwise expressly provided in this Agreement or in the Lease or the Trust Agreement, Trust Company shall not be personally liable for or on account of its statements, representations, warranties, covenants or obligations under this Agreement; PROVIDED, HOWEVER, that Trust Company accepts the benefits running to it under this Agreement, and agrees that (except as otherwise expressly provided in this Agreement or any other Operative Agreement to which it is a party) it shall be liable in its individual capacity for (a) its own gross negligence or willful misconduct (whether in its capacity as trustee or in its individual capacity), (b) any breach of representations and warranties or any breach of covenants made in its individual capacity pursuant to or in connection with this Agreement or the other Operative Agreements to which it is a party, (c) the failure to use ordinary care in receiving, handling and disbursing funds, (d) Lessor's Liens attributable to it in its individual capacity, and (e) taxes, fees or other charges on, or based on, or measured by, any fees, commissions or compensation received by it in connection with the transactions contemplated by the Operative Agreements.

          Section 13.06. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          Section 13.07. GOVERNING LAW. (a) THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

          (b) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY AGREES, ACCEPTS AND SUBMITS ITSELF TO THE

NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN THE CITY AND COUNTY OF NEW YORK AND OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN CONNECTION WITH ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTER RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

          (c) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS AND AGREES THAT THE SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY MAILING COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, AT THE ADDRESS SET FORTH PURSUANT TO SECTION 12.01. EACH PARTY HERETO AGREES THAT SERVICE UPON IT, OR ANY OF ITS AGENTS, IN EACH CASE IN ACCORDANCE WITH THIS SECTION 13.07(c), SHALL CONSTITUTE VALID AND EFFECTIVE PERSONAL SERVICE UPON SUCH PARTY, AND EACH PARTY HERETO HEREBY AGREES THAT THE FAILURE OF ANY OF ITS AGENTS TO GIVE ANY NOTICE OF SUCH SERVICE TO ANY SUCH PARTY SHALL NOT IMPAIR OR AFFECT IN ANY WAY THE VALIDITY OF SUCH SERVICE ON SUCH PARTY OR ANY JUDGMENT RENDERED IN ANY ACTION OR PROCEEDING BASED THEREON.

          (d) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY LEGAL ACTION OR PROCEEDING BROUGHT HEREUNDER IN ANY OF THE ABOVE-NAMED COURTS, THAT SUCH ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT VENUE FOR THE ACTION OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR ANY OTHER OPERATIVE AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS.

          (e) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION IN ANY COURT IN ANY JURISDICTION BASED UPON OR ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          Section 13.08. SECTION 1110 COMPLIANCE. The parties hereto agree that the transactions contemplated by the Operative Agreements are expressly intended to be, shall be, and should be construed so as to be entitled to the benefits and protection of Section 1110.

          Section 13.09. ASSIGNMENT.

          (a) The Owner Trustee may make a security assignment of or grant a security interest in some or all of the Lessor's Estate ("Permitted Security Interest"), as security for the Owner Trustee's obligations in connection with any financing by the Owner Trustee pursuant to documents reasonably acceptable to Lessee and otherwise in compliance with this Section 13.09, to a lender ("Lessor's Lender") which (x) shall be a bank, savings institution, finance company, leasing company, or trust company or national banking association or other financial institution acting for its own account or in a fiduciary capacity as trustee or agent for other financial institutions or funds, (y) shall not be an airline or other aircraft operator or competitor of the Lessee in the business of air transportation or an Affiliate of any thereof; and (z) shall not be a party to any material current or overtly threatened litigation or arbitration (whether as plaintiff or defendant) with the Lessee or any Affiliate of the Lessee.

     The Owner Trustee will give Lessee at least ten (10) days prior written notice of a Permitted Security Interest and Lessee agrees to execute and deliver in connection with any Permitted Security Interest such documents and assurances (including an acknowledgment of the Permitted Security Interest and a certificate as to the absence of any Default under the Lease) and to take such further action as the Owner Trustee may reasonably request in connection with the Permitted Security Interest. A Lessor's Lender shall be entitled to be an Indemnitee and an Additional Insured.

          (b) In connection with a Permitted Security Interest of the Lessor's Estate by the Owner Trustee:

               (i) as a condition precedent to such Permitted Security Interest becoming effective, the Owner Trustee will procure that the Lessor's Lender shall execute and deliver to Lessee a letter of quiet enjoyment reasonably acceptable to Lessee in respect of Lessee's use and possession of the Aircraft;

               (ii) the Owner Trustee shall reimburse to Lessee its reasonable out-of-pocket expenses (including reasonable legal fees and expenses) actually incurred in connection with any such Permitted Security Interest referred to in this Section 13.09, provided that such expenses are substantiated to the Owner Trustee's reasonable satisfaction; and

               (iii) no such Permitted Security Interest shall impair the rights and benefits, or increase the burdens or obligations, of Lessee hereunder or under the Lease, including, without limitation, obligations with respect to the payment of Rent or under Section 6.01 or 7.01 hereof.

            [The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, the parties have caused this Participation Agreement to be executed by their respective, duly authorized officers as of the day and year first written above.

                                       CHAUTAUQUA AIRLINES, INC.,
                                       as Lessee

                                       By: /s/ Robert H. Cooper
                                           -------------------------------------
                                           Name: Robert H. Cooper
                                           Title: Vice President

                                       SILVERMINE RIVER FINANCE TWO, INC.,
                                       as Owner Participation

                                       By: /s/ Norman Liu
                                           -------------------------------------
                                           Name: Norman Liu
                                           Title: Vice President

                                       WELLS FARGO BANK NORTHWEST,
                                       NATIONAL ASSOCIATION, not in its
                                       individual capacity, except as otherwise expressly provided herein but solely as Owner Trustee

                                       By: /s/ Brett R. King
                                           -------------------------------------
                                           Name: Brett R. King
                                           Title:Vice President

Solitair hereby acknowledges the terms and provisions of the foregoing Participation Agreement and agrees to be bound by Section 2.01(a) thereof.

                                       SOLITAIR CORP.

                                       By: /s/ Doug Lambert
                                           -------------------------------------
                                           Name: Doug Lambert
                                           Title: Vice President

                                TABLE OF CONTENTS

                                                                                                       PAGE
ARTICLE 1. INTERPRETATION.................................................................................2
     Section 1.01.  Definitions...........................................................................2
     Section 1.02.  References............................................................................2
     Section 1.03.  Headings..............................................................................2
     Section 1.04.  Appendices, Schedules and Exhibits....................................................2

ARTICLE 2. SALE AND LEASING TRANSACTIONS..................................................................2
     Section 2.01.  Participation.........................................................................2
            (a)     Assignment, Sale and Purchase.........................................................2
            (b)     Leasing...............................................................................3
            (c)     Owner Participant's Equity Investment.................................................3
            (d)     Delivery Date.........................................................................3
     Section 2.02.  Closing Procedure.....................................................................4
            (a)     Time and Place........................................................................4
            (b)     Actions of the Owner Trustee..........................................................4
            (c)     Actions of the Lessee.................................................................5

ARTICLE 3. CONDITIONS PRECEDENT...........................................................................5
     Section 3.01.  Conditions Precedent to Obligations of Owner Participant..............................5
            (a)     Notice................................................................................5
            (b)     Delivery of Documents.................................................................5
            (c)     Export................................................................................8
            (d)     Violation of Law......................................................................8
            (e)     No Event of Default...................................................................8
            (f)     No Event of Loss......................................................................8
            (g)     Title.................................................................................8
            (h)     Certification.........................................................................8
            (i)     Section 1110..........................................................................8
            (j)     Filings...............................................................................8
            (k)     Precautionary Financing Statements....................................................8
            (l)     No Proceedings........................................................................9
            (m)     Governmental Action...................................................................9
            (n)     Representations and Warranties........................................................9
     Section 3.02.  Conditions Precedent to Obligations of Lessee.........................................9
            (a)     Documents.............................................................................9
            (b)     Corporate Documents...................................................................9
            (c)     Officer's Certificate................................................................10
            (d)     Other Conditions Precedent...........................................................10
     Section 3.03.  Post-Registration Opinion.............................................................9
     Section 3.04.  Certificate of Airworthiness.........................................................10

ARTICLE 4. LESSEE'S REPRESENTATIONS, WARRANTIES AND COVENANTS............................................10
     Section 4.01.  Lessee's Representations and Warranties..............................................10
     Section 4.02.  Certain Covenants of Lessee..........................................................13
            (a)     Filings and Recordings...............................................................13
            (b)     Registration.........................................................................13
            (c)     Information..........................................................................15
            (d)     Corporate Existence..................................................................15
            (e)     Merger and Consolidation.............................................................15
            (f)     Change of State of Incorporation.....................................................16
            (g)     Financial Statements.................................................................17
            (h)     Filing of Documents..................................................................17
            (i)     Export and Import of the Aircraft; Certification.....................................17
            (j)     Annual Foreign Opinion...............................................................18
     Section 4.03.  Survival of Representations and Warranties...........................................18

ARTICLE 5. OTHER PARTIES' REPRESENTATIONS, WARRANTIES AND COVENANTS......................................18
     Section 5.01.  Representations, Warranties and Covenants of Owner Participant.......................18
            (a)     Representations and Warranties.......................................................18
            (b)     Lessor's Liens.......................................................................20
            (c)     Assignment of Interests of Owner Participant.........................................20
            (d)     Actions with Respect to Lessor's Estate, Etc.........................................22
            (e)     Citizenship..........................................................................22
            (f)     Guarantees...........................................................................23
     Section 5.02.  Citizenship..........................................................................23
            (a)     Generally............................................................................23
            (b)     Owner Trustee........................................................................23
     Section 5.03.  Representations, Warranties and Covenants of Trust Company and
                    the Owner Trustee....................................................................23
            (a)     Representations and Warranties.......................................................23
            (b)     Lessor's Liens.......................................................................25
            (c)     Indemnity for Lessor's Liens.........................................................25
            (d)     Securities Act.......................................................................26
            (e)     Actions With Respect to Lessor's Estate, Etc.........................................26
            (f)     Other Business.......................................................................26
            (g)     Performance of Agreements............................................................26
     Section 5.04.  The Lessee's Right of Quiet Enjoyment................................................26
     Section 5.05.  Survival of Representations, Warranties and Covenants................................26
     Section 5.06.  Compliance with Trust Agreement, Etc.................................................26

ARTICLE 6. TAXES.........................................................................................27
     Section 6.01.  Lessee's Obligation to Pay Taxes.....................................................27
            (a)     Generally............................................................................27
            (b)     Exceptions...........................................................................28
     Section 6.02.  After Tax Basis......................................................................30
     Section 6.03.  Time of Payment......................................................................31
     Section 6.04.  Contests.............................................................................31

            (a)     Notice of Claim......................................................................31
            (b)     Request for Contest..................................................................31
            (c)     Declining to Contest; Settlement.....................................................33
            (d)     Continuing Claims....................................................................34
            (e)     Claims Barred........................................................................34
     Section 6.05.  Refunds..............................................................................34
     Section 6.06.  Reports..............................................................................35
     Section 6.07.  Survival of Obligations..............................................................35
     Section 6.08.  Payment of Taxes.....................................................................36
     Section 6.09.  Reimbursements by Indemnitees Generally..............................................36
     Section 6.10.  Forms................................................................................36
     Section 6.11.  Verification.........................................................................36
     Section 6.12.  Non-Parties..........................................................................36

ARTICLE 7. GENERAL INDEMNITY.............................................................................37
     Section 7.01.  Generally............................................................................37
              (a)   Indemnity............................................................................37
              (b)   Exceptions...........................................................................38
     Section 7.02.  Notice and Payment...................................................................40
     Section 7.03.  Defense of Claims....................................................................40
     Section 7.04.  Insured Claims.......................................................................41
     Section 7.05.  Subrogation..........................................................................41
     Section 7.06.  Information..........................................................................41
     Section 7.07.  Survival of Obligations..............................................................42
     Section 7.08.  Effect of Other Indemnities..........................................................42
     Section 7.09.  Waiver of Certain Claims.............................................................42
     Section 7.10.  Certain Limitations..................................................................42

ARTICLE 8. TRANSACTION COSTS.............................................................................42
     Section 8.01.  Transaction Costs and Other Costs....................................................42
            (a)     Transaction Costs....................................................................42
            (b)     Continuing Expenses..................................................................43
            (c)     Amendments and Supplements...........................................................43

ARTICLE 9. SUCCESSOR OWNER TRUSTEE.......................................................................43
     Section 9.01.  Appointment of Successor Owner Trustee...............................................43
            (a)     Resignation and Removal..............................................................43
            (b)     Conditions to Appointment............................................................43

ARTICLE 10. LIABILITIES OF THE OWNER PARTICIPANT.........................................................44
     Section 10.01. Liabilities of the Owner Participant.................................................44

ARTICLE 11. OTHER DOCUMENTS..............................................................................44
     Section 11.01. Consent of Lessee to Other Documents.................................................44
     Section 11.02. Consent of Owner Participant to Other Documents......................................44

ARTICLE 12. NOTICES......................................................................................45

     Section 12.01.Notices...............................................................................45

ARTICLE 13. MISCELLANEOUS................................................................................45
     Section 13.01. Counterparts.........................................................................45
     Section 13.02. No Oral Modifications................................................................45
     Section 13.03. Captions.............................................................................46
     Section 13.04. Successors and Assigns...............................................................46
     Section 13.05. Concerning the Owner Trustee.........................................................46
     Section 13.06. Severability.........................................................................46
     Section 13.07. GOVERNING LAW........................................................................46
     Section 13.08. Section 1110 Compliance..............................................................47
     Section 13.09. Assignment...........................................................................47

Appendix A   Definitions

Exhibit A-1  Form of Opinion of General Counsel of Lessee

Exhibit A-2  Form of Opinion of Fulbright & Jaworski L.L.P.

Exhibit A-3  Form of Opinion of Ray, Quinney & Nebeker, as special counsel to the Owner Trustee

Exhibit A-4  Form of Opinion of Daugherty, Fowler, Peregrin & Haught, a
             Professional Corporation

Exhibit A-5  Form of Opinion of Holland & Knight LLP, special counsel for the Owner Participant

Exhibit A-6  Form of Opinion of General Counsel to the Owner Participant

Exhibit B-1  Form of Assignment and Assumption Agreement

Exhibit B-2  Form of Owner Participant Guaranty

Exhibit B-3  Form of Opinion of counsel to the Owner Participant in respect of the Assignment and Assumption Agreement

NOTE TO EXHIBIT 10.27

The 12 additional Participation Agreements are substantially identical in all material respects to the filed Participation Agreement except as follows:


------------------------------------- ----------------------------------- -----------------------------------
            TAIL NUMBER                          CLOSING DATE                     OWNER-PARTICIPANT

------------------------------------- ----------------------------------- -----------------------------------
N289SK                                           July, 2001                General Electric Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N290SK                                           July, 2001                General Electric Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N291SK                                          August, 2001               General Electric Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N292SK                                          August, 2001               General Electric Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N293SK                                         September, 2001             General Electric Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N294SK                                         September, 2001             General Electric Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N295SK                                          November, 2001             Silvermine River Finance Two, Inc.
------------------------------------- ----------------------------------- -----------------------------------
N297SK                                          November, 2001             Silvermine River Finance Two, Inc.
------------------------------------- ----------------------------------- -----------------------------------
N298SK                                          October, 2001              Silvermine River Finance Two, Inc.
------------------------------------- ----------------------------------- -----------------------------------
N299SK                                          November, 2001             Silvermine River Finance Two, Inc.
------------------------------------- ----------------------------------- -----------------------------------
N370SK                                          November, 2001             Silvermine River Finance Two, Inc.
------------------------------------- ----------------------------------- -----------------------------------
N371SK                                          November, 2001             Silvermine River Finance Two, Inc.
------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------